United States
Securities and Exchange Commission
Washington, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(A) of the Securities
Exchange Act of 1934 (Amendment No. 2)
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Filed by a Party other than the Registrant ☐
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12
INNUITY, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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INNUITY, INC.
8644 154th Avenue NE
Redmond, Washington 98052

August 11, 2008

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Innuity, Inc. This year’s annual meeting will be held on Tuesday, September 9, 2008, beginning at 10:00 a.m. Seattle time, in the Mihaila Conference Room at the offices of our outside legal counsel, DLA Piper US LLP, located at 701 Fifth Avenue, Suite 7000, Seattle, Washington 98104.

The Notice of Annual Meeting of Shareholders and a Proxy Statement, which describe the formal business to be conducted at the meeting, follow this letter.

It is important that you use this opportunity to take part in the affairs of Innuity by voting on the business to come before this meeting. After reading the Proxy Statement, please promptly mark, sign, date and return the enclosed proxy card in the prepaid envelope to assure that your shares will be represented. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our shareholders is important.

At the annual meeting we will review Innuity’s activities over the past year and our plans for the future. The Board of Directors and management look forward to seeing you at the annual meeting.

Very truly yours,

JOHN R. WALL
Chief Executive Officer, Chairman of the Board,
Secretary and Treasurer

INNUITY, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held September 9, 2008

TO THE SHAREHOLDERS:

Notice is hereby given that the annual meeting of the shareholders of Innuity, Inc., a Utah corporation, will be held on September 9, 2008, beginning at 10:00 a.m. Seattle time, in the Mihaila Conference Room at the offices of Innuity’s outside legal counsel, DLA Piper US LLP located at 701 Fifth Avenue, Suite 7000, Seattle, WA 98104, for the following purposes:

1. To elect six directors to hold office until the 2009 annual meeting of shareholders and until their respective successors are duly elected and qualified;

2. To approve our reincorporation from the State of Utah to the State of Washington;

3. To approve an amendment to increase the maximum number of shares of common stock that may be issued under the Innuity 1999 Stock Option Plan by 2,000,000 shares to a total of 6,440,466;

4. To ratify the appointment of Hansen, Barnett & Maxwell as our independent auditors for the fiscal year ending December 31, 2008; and

5. To transact such other business as may properly come before the meeting.

Shareholders of record at the close of business on August 5, 2008, are entitled to notice of, and to vote at, this meeting and any adjournment or postponement.

By order of the Board of Directors,

JOHN R. WALL
Secretary

Redmond, Washington
August 11, 2008

IMPORTANT: Please fill in, date, sign and promptly mail the enclosed proxy card in the accompanying postage-paid envelope to assure that your shares are represented at the meeting. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

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INNUITY, INC.
8644 154th Avenue NE
Redmond, WA 98052

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON TUESDAY, SEPTEMBER 9, 2008

The board of directors of Innuity, Inc., a Utah corporation, is sending you this proxy statement in connection with its solicitation of proxies for use at our 2008 annual meeting of shareholders or any adjournment or postponement thereof. The annual meeting will be held in the Mihaila Conference Room at the offices of our outside legal counsel, DLA Piper US LLP, 701 Fifth Avenue, Suite 7000, Seattle, Washington, on Tuesday, September 9, 2008, beginning at 10:00 a.m. local time. This proxy statement and the accompanying proxy are being first sent or given to our shareholders on or about August 11, 2008.

SOLICITATION AND VOTING

Record Date and Outstanding Shares

Only those shareholders that owned shares of our common stock at the close of business on August 5, 2008, the record date for the annual meeting, are entitled to vote at the meeting and any adjournment thereof. On the record date, there were 26,458,388 shares of our common stock outstanding, all of which are entitled to vote with respect to all matters to be acted upon at the annual meeting. Each shareholder of record as of that date is entitled to one vote for each share of common stock held by him or her.

Quorum and Broker Non-Votes

Our bylaws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Votes for and against, abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum. A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in “street name”) but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors and ratification of auditors. Non-routine matters include amendments to stock plans and mergers. Since the proposal to amend our 1999 Stock Option Plan and the proposal to approve the reincorporation are not routine matters, for those shareholders who hold their shares in street name, their brokers will not have the discretion to vote such shares and those shareholders who hold their shares in street name will need to instruct their brokers on how their shares shall be voted.

Solicitation of Proxies

We will bear the cost of soliciting proxies. In addition to soliciting shareholders by mail through our employees, we will request banks, brokers and other custodians, nominees and fiduciaries to solicit customers for whom they hold our stock and will reimburse them for their reasonable, out-of-pocket costs. We may use the services of our officers, directors and others to solicit proxies, personally or by telephone, without additional compensation.

Voting and Revocation of Proxies

All valid proxies received before the meeting will be exercised. If your shares are represented by proxy, they will be voted in accordance with your directions. If your proxy is signed and returned without any direction given, your shares will be voted the proposal. We are not aware, as of the date of this proxy statement, of any matters to be voted on at the annual meeting other than as stated in the proxy statement and the accompanying notice of annual meeting of shareholders. If any other matters are properly brought before the annual meeting, the enclosed proxy gives discretionary authority to the persons named in it to vote the shares in their best judgment. Brokers who hold shares for the accounts of their clients who have not been given specific voting instructions as to a matter by their clients may vote their clients’ proxies in their own discretion.

If you give your proxy to Innuity, you have the power to revoke it at any time before it is exercised. You may revoke your proxy by:

•	notifying the Secretary of Innuity in writing before the annual meeting;

•	delivering to the Secretary of Innuity before the annual meeting a signed proxy with a later date; or

•	attending the annual meeting and voting in person.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Upon the recommendation of its nominating and corporate governance committee, our board of directors has nominated all of the current members of the board of directors for election as directors, to serve until the 2009 annual meeting of our shareholders and until their respective successors are duly elected and qualified. These nominees include Keith A. Cannon, John R. Dennis, Harold H. Kawaguchi, Marvin A. Mall, Greg M. Stevenson and John R. Wall.

Unless otherwise instructed, it is the intention of the persons named in the accompanying form of proxy to vote shares represented by properly executed proxies for the six nominees for the board of directors named above. If any of the nominees declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason that this would occur), the proxies may be voted for such substitute nominees as the board of directors, upon the recommendation of its nominating and corporate governance committee, may designate.

Vote Required and Board of Directors’ Recommendation

If a quorum is present and voting, the six directors receiving the highest number of votes will be elected. Abstentions and broker non-votes will have no effect on the vote.

The Board of Directors unanimously recommends you vote “FOR” the nominees named above.

The following sets forth our current directors and information concerning their age and background as of June 15, 2008:

Name	Age	Principal Occupation	Director Since

John R. Wall	50	Chief Executive Officer, Chairman of the Board, Secretary and Treasurer of Innuity	2005
John R. Dennis	45	President and Director of Innuity	2005
Marvin A. Mall	47	Chief Operating Officer and Director of Innuity	2005
Keith A. Cannon	67	Registered Representative of Wilson-Davis & Co., Inc.	2005
Harold H. Kawaguchi	70	Director, Innuity	2005
Greg M. Stevenson	50	Senior Vice President of Research by the Reagan MacKenzie	2005

Nominees for the Board of Directors

John R. Wall has served our Chief Executive Officer, Chairman, Treasurer and Secretary and as a member of our board of directors since November 2005. From 1999 until November 2005, Mr. Wall served as the Chief Executive Officer of Vista.com, Inc.. Mr. Wall previously founded Wall Data Inc. in October 1982 and served as its Chief Executive Officer until July 1999. Mr. Wall received a B.S. degree from Northern Arizona University.

John R. Dennis has served as our President and as a member of our board of directors since November 2005. From February 2002 to November 2005, Mr. Dennis was the President of Vista.com, Inc.. Mr. Dennis founded and served as the Chief Executive Officer and Chairman of Innuity, Inc. (an unrelated entity) from 1997 through its sale to Website Pros in February 2002.

Marvin A. Mall has served as our Chief Operating Officer and as a member of our board of directors since November 2005. From September 1999 until November 2005, Mr. Mall was Chief Operating Officer of Vista.com, Inc. Mr. Mall previously served as Vice President of Development at Wall Data, Inc. from April 1983 to September 1999. Mr. Mall received his B.S. degree from the DeVry Institute.

Keith A. Cannon has served as a member of our board of director since November 2005. Mr. Cannon also serves as a member of the boards of directors of JLM Courture, Inc. and Global Pari-Mutual Services, Inc. He has been engaged in the investment business for the past 36 years in various capacities and was a registered representative for Wilson-Davis & Co., a broker-dealer based in Salt Lake City, Utah, until August 2005.

Harold H. Kawaguchi has served as a member of our board of director since November 2005. From June 1999 to January 2004, Mr. Kawaguchi served as Chief Executive Officer of Amnis Corp. Mr. Kawaguchi also serves on the boards of directors of Therus Corp., Stratos Group LLC and Manifesto Group, all of which are privately held companies. Mr. Kawaguchi received a B.A. and an M.F.A. from the University of Washington.

Greg M. Stevenson has served as a member of our board of director since November 2005. Mr. Stevenson has also worked as a Senior Vice President of Research with the Reagan MacKenzie investment banking firm since September 2003. Mr. Stevenson previously served as Senior Vice President of Investment of the Matthew G. Norton Company from September 1999 through September 2003. Mr. Stevenson received a B.A. degree from Sacramento State University California and an M.B.A. degree from the American Graduate School of International Management.

Board Meetings and Committees

The board of directors held five meetings (including one telephonic meeting) during 2007. The board of directors has an audit committee, a compensation committee, and a nominating and corporate governance committee. During the last fiscal year, no director attended, either in person or telephonically, fewer than 75%

of the total number of meetings of the board of directors and all of the committees of the board of directors on which such director served held during that period.

The following sets forth the three standing committees of the board of directors, the members of each committee during the last fiscal year and the number of meetings held by each committee:

Nominating and Corporate
Name of Director	Audit	Compensation	Governance

Keith A. Cannon	Member	Member	Chair
Harold H. Kawaguchi	Member	Chair	Member
Greg M. Stevenson	Chair	Member	Member
Number of Meetings:	4	4	4

Audit Committee — The members of the audit committee during 2007 were Messrs. Stevenson (Chair), Cannon and Kawaguchi. Each of the members of the audit committee is independent for purposes of the applicable rules of the Securities and Exchange Commission. Mr. Stevenson is an “audit committee financial expert,” as defined in the rules of the Securities and Exchange Commission. The functions of the audit committee include retaining our independent auditors, reviewing and approving the planned scope, proposed fee arrangements and results of our annual audit, reviewing the adequacy of accounting and financial controls, reviewing the independence of our auditors, reviewing our critical accounting policies, and reviewing and approving related party transactions. The audit committee held four meetings during 2007.

Compensation Committee — The members of the compensation committee during 2007 were Messrs. Kawaguchi (Chair), Cannon and Stevenson. Each of the members of the compensation committee is independent for the purposes of applicable rules of the Securities and Exchange Commission. The primary purposed of the compensation committee is to discharge the board of directors’ responsibilities relating to compensation and benefits to our executive officers. The compensation committee determines all compensation for our Chief Executive Officer, including incentive-based and equity-based compensation. In addition, the compensation committee reviews and approves salary and bonus criteria for other executive officers, and approves equity awards to executive officers. The compensation committee also oversees and recommends director compensation to the board of directors. The compensation committee held four meetings during 2007.

Nominating and Corporate Governance Committee — The members of the nominating and corporate governance committee during 2007 were Messrs. Cannon (Chair), Kawaguchi and Stevenson. Each of the members of the nominating and corporate governance committee is independent for purposes of applicable rules of the Securities and Exchange Commission and as outside directors within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. The nominating and corporate governance committee identifies individuals qualified to become board members and makes recommendations concerning such candidates, develops and oversees the regular evaluation of our directors, and develops corporate governance principles for recommendation to the board of directors. The nominating and corporate governance committee held four meetings during 2007.

Director Nominations

Nominations of candidates for election as directors may be made by the board of directors or by shareholders. The nominating and corporate governance committee is responsible for, among other things, the selection and recommendation to the board of directors of nominees for election as directors.

Shareholders may nominate candidates for election as directors if they follow the procedures and conform to the deadlines specified in our bylaws. The complete description of the requirements for shareholder nomination of director candidates is contained in the bylaws. Shareholders nominating candidates for election as directors are also required to provide the following information with respect to their nominees:

•	the shareholder’s name and address;

•	a representation that the shareholder is entitled to vote at the annual meeting and a statement of the number of shares beneficially owned by the shareholder;

•	a representation that the shareholder intends to appear in person or by proxy at the annual meeting to nominate the person(s) specified in the notice;

•	a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the shareholder;

•	any other information relating to each nominee that would be required to be disclosed in a proxy statement filed pursuant to the SEC’s proxy rules; and

•	the consent of each nominee to serve as a director if so elected.

Evaluation of any recommendations by shareholders of director candidates is the responsibility of the nominating and corporate governance committee. Shareholders may submit in writing recommendations for consideration by the nominating and corporate governance committee to the attention of our corporate secretary at 8644 154th Avenue NE, Redmond, Washington, 98052. Recommendations should contain a detailed discussion of the qualifications of each recommended candidate and any other material information the shareholder wants the nominating and corporate governance committee to consider.

In evaluating potential director nominees, the nominating and corporate governance committee considers the following factors:

•	the appropriate size of our board of directors and its committees;

•	the perceived needs of the board of directors for particular skills, background and business experience;

•	the skills, background, reputation, and business experience of the nominees and the skills, background, reputation, and business experience already possessed by other members of the board of directors;

•	nominees’ independence from management, experience with accounting rules and practices and background with regard to executive compensation;

•	applicable regulatory and listing requirements;

•	the benefits of a constructive working relationship among directors; and

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members.

The nominating and corporate governance committee’s goal is to assemble a board of directors that brings a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the nominating and corporate governance committee may also consider such other factors as it may deem to be in the best interests of Innuity and our shareholders. The nominating and corporate governance committee does, however, believe it is appropriate for at least one member of the board of directors to meet the criteria for an “audit committee financial expert” as defined by SEC rules, and that a majority of the members of the board of directors should meet the definition of “independent director” under applicable rules. The nominating and corporate governance committee also believes it is appropriate for one or more key members of our management to participate as members of the board of directors.

Communications with Directors

Shareholders may communicate with any and all members of our board of directors by transmitting correspondence by mail or facsimile addressed to one or more directors by name (or to the chairman of the board or directors, for a communication addressed to the entire board of directors) at the following address:

Name of the Director(s)
c/o Corporate Secretary
Innuity, Inc.
8644 154th Avenue NE
Redmond, Washington 98052
Fax: (425) 497-0409

Communications from our shareholders to one or more directors will be collected and organized by our corporate secretary under procedures approved by our board of directors. Our corporate secretary will forward all communications to the chairman of the board of directors or to the identified director(s) as soon as practicable, although communications that are abusive, in bad taste or that present safety or security concerns may be handled differently.

Director Attendance at Annual Meetings

We believe that annual meetings provide an opportunity for shareholders to communicate with our directors. We will make every effort to schedule our annual meeting of shareholders at a time and date to maximize attendance by directors taking into account the directors’ schedules. All directors are encouraged to make every reasonable effort to attend our annual meeting of shareholders. We will reimburse all reasonable out-of-pocket traveling expenses incurred by directors attending the annual meeting. Five members of our board of directors serving as directors at the time of our 2007 annual meeting of shareholders attended the annual meeting in person and one member of our board of directors attended the annual meeting telephonically.

Committee Charters

Our board of directors has adopted a charter for each of the committees described above. Links to these materials are available on our website at www.innuity.com under “Investor Relations.”

Code of Business Conduct and Ethics

Our board of directors has adopted a code of business conduct that applies to all of our employees, officers and directors and a code of ethics that applies to our officers. Links to these materials are available on our website at www.innuity.com under “Investor Relations.”

Director Compensation

Our directors are reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of the board of directors and committee meetings. In addition, and subject to annual review and approval by the board of directors, members of the board of directors who are not employees receive annual grants of shares of restricted stock equal to that number of shares on the day immediately prior to the date of the grant valued at $30,000. Each such restricted stock vests 25% per quarter, provided such outside director continues to serve as a director at the time of such vesting. The following table sets forth information concerning the compensation earned during the last fiscal year by each individual who served as a non-employee director at any time during the fiscal year:

2007 DIRECTOR COMPENSATION TABLE

	Fees Earned or	Stock	All Other
	Paid in Cash	Awards	Compensation	Total
Name	($)	($)	($)	($)

Keith A. Cannon	—	$30,000	—	$30,000
Harold Kawaguchi	—	$30,000	—	$30,000
Greg M. Stevenson	—	$30,000	—	$30,000

PROPOSAL NO. 2

APPROVAL OF OUR REINCORPORATION FROM UTAH TO WASHINGTON

On June 10, 2008, our board of directors unanimously approved our reincorporation from Utah to Washington. The proposed reincorporation would be accomplished by merging with and into a newly formed Washington subsidiary, Innuity Washington, Inc., which we will refer to as “Innuity Washington.” In connection with the proposed reincorporation, our board of directors also approved a form of agreement and plan of merger between us and Innuity Washington and forms of articles of incorporation and bylaws of Innuity Washington. The board of directors approved the reincorporation because it believes that changing our state of incorporation from Utah to Washington will serve our best interests and those of our shareholders. We request that our shareholders approve our reincorporation from Utah to Washington at the annual meeting.

The principal reason that the board of directors recommends approval of the reincorporation is briefly summarized below, followed by a discussion of the means by which we will effect the reincorporation and the principal differences between Utah and Washington corporate law with respect to shareholders.

Principal Reasons for the Proposed Reincorporation

The principal reasons for our board of directors’ recommendation to reincorporate from Utah to Washington are (i) the location of our headquarters and principal operations, and (ii) the superior liability and indemnification protection afforded directors and officers under Washington law. We believe it is it most efficient to be incorporated in the state where the corporation has most of its operations and its headquarters. Our headquarters are located in Redmond, Washington. In addition, Washington corporate law generally provides superior liability and indemnification protection for our directors and officers. We believe we will be better able to attract and retain qualified directors and officers as a Washington corporation than we would be able to as a Utah corporation.

Principal Features of the Proposed Reincorporation

The reincorporation will be effected by the merger of Innuity, Inc., a Utah corporation, which we will refer to as “Innuity Utah,” with and into a newly created, wholly owned Washington subsidiary corporation, Innuity Washington, in accordance with the proposed agreement and plan of merger attached to this proxy statement as Annex A. Innuity Washington was created for the sole purpose of effecting the reincorporation and, to date, has not conducted any business or operations. Upon the completion of the reincorporation, Innuity Washington will continue on as the surviving corporation. The reincorporation will become effective upon the filing of the requisite merger documents in Washington and Utah, which filings are expected to occur as promptly as practicable after the requisite shareholder approval for the reincorporation is obtained. Upon the completion of the reincorporation, the Articles of Incorporation and bylaws of Innuity Washington, in the form attached hereto as Annexes B and C, respectively, will be the governing charter documents of the surviving corporation.

On the effective date of the reincorporation merger, each outstanding share of our common stock will automatically be converted into one fully paid and nonassessable share of Innuity Washington common stock. Each outstanding certificate representing shares of Innuity Utah will continue to represent the same number of shares of Innuity Washington. Innuity shareholders will not need to exchange their existing stock certificates. Innuity Utah common stock is currently quoted on the OTC Bulletin Board. We believe that the common stock of Innuity Washington will also be quoted on the OTC Bulletin Board under the same symbol, INNU, without any interruption related to the reincorporation.

In connection with the merger, Innuity Washington will assume and continue the stock option plans (including the 1999 Stock Option Plan) and all other employee benefit plans of Innuity Utah. Each outstanding and unexercised option or other right to purchase Innuity Utah shares or a security convertible into Innuity Utah shares under an Innuity Utah plan shall become an equivalent option or right to purchase Innuity Washington shares or a security convertible into Innuity Washington shares, on the same terms and conditions as set forth in the applicable Innuity Utah plan.

Upon completion of the reincorporation, our daily business operations will continue as they are presently conducted. The individuals who will serve as our executive officers following the reincorporation are those who currently serve as our executive officers. The reincorporation will not effect a change in our name. The name will remain “Innuity, Inc.” and we will continue to conduct operations through the Washington entity.

The discussion contained in this proxy statement is qualified in its entirety by reference to the full text of the agreement and plan of merger (attached to this proxy statement as Annex A) and the articles of incorporation and bylaws of Innuity Washington (attached to this proxy statement as Annexes B and C).

Effect of the Reincorporation Merger

The reincorporation and merger will effect a change in our legal domicile and other changes of a legal nature, the most significant of which are described in this proxy statement. The reincorporation and merger will not result in any change in our name, business, management, location of our offices, assets, liabilities, net worth or accounting practices. Moreover, as noted above, we believe our common stock will continue to be traded on OTC Bulletin Board under the same symbol, INNU, without any interruption related to the reincorporation. The reincorporation and merger will not give rise to any appraisal or dissenters’ rights.

Principal Differences in Charter Documents

Innuity Washington’s articles of incorporation primarily differ from Innuity Utah’s articles of incorporation in the following ways:

Capital Stock.  Innuity Utah’s articles of incorporation authorize the corporation to issue up to 200,000,000 shares of capital stock, all of which must be common stock, par value $0.00025. Innuity Washington’s articles of incorporation authorize the corporation to issue up to 200,000,000 shares of capital stock, all of which must be common stock, par value $0.001.

Similarly, Innuity Washington’s bylaws primarily differ from Innuity Utah’s bylaws in the following ways:

Special Meetings of Shareholders.  Innuity Utah’s bylaws permit the holders of at least 10% of Innuity Utah’s outstanding voting securities to request a special meeting of the shareholders. Innuity Washington’s bylaws do not permit shareholders to request that a special meeting of the shareholders be held. Instead, a special meeting of the shareholders can be called only by the Innuity Washington’s chairman of the board, board of directors or president.

Notice of Shareholder Meetings.  Innuity Utah’s bylaws require notices of special shareholder meetings to be mailed to shareholders at least 10 days, but not more than 50 days, prior to such meeting, while Innuity Washington’s bylaws require notices of special shareholder meetings to be mailed to shareholders at least 10 days, but not more than 60 day, prior to such meeting. Additionally, under the Innuity Washington bylaws, if the business to be conducted at a shareholder meeting includes any proposed amendment to the articles of incorporation, any proposed merger or exchange of shares, any sale or other disposition of all or substantially all of the Innuity Washington assets, or the proposed dissolution of Innuity Washington, written notice must also be given to each shareholder of record at least 20 days prior to such meeting.

Record Date.  Innuity Utah’s bylaws permit the board of directors to set the record date with respect to a shareholder meeting between at least ten days, but not more than 50 days, prior to such meeting. Innuity Washington’s bylaws permit the board of directors to set the record date with respect to a shareholder meeting not more than 70 days prior to such meeting.

Advance Notice Procedures.  Innuity Washington’s bylaws set forth the procedures pursuant to which a shareholder may properly bring any item of business before an annual meeting of shareholders. The advance notice procedures are not addressed in the Innuity Utah bylaws.

Board of Directors.  The Innuity Utah bylaws set the number of directors serving on the board of directors between three and nine persons. The Innuity Washington bylaws permit the board of directors to determine, from time to time, the number of directors that are authorized to serve on the board of directors. Additionally, the Innuity Utah bylaws permit the president, vice president, or any two directors to call a special meeting of the board of directors, whereas the Innuity Washington bylaws permit only the president, chairman of the board, or any two directors to call a special meeting of the board of directors.

Limitations on Voting Rights; Dissenter’s Rights.  The Innuity Utah bylaws provide that Innuity Utah is not, to the extent permitted, governed by the provisions of the Utah Control Shares Acquisition Act, Section 61-6-1 et seq., of the Utah Code Annotated, or any similar statute that limits, restricts, modifies, suspends, terminates or otherwise affects the rights of shareholder to cast one vote for each share registered in the name of such shareholder, or permits any shareholder the right to have its stock redeemed or purchased upon the acquisition of the shares of the corporation. The Innuity Washington bylaws are silent on this topic.

Indemnification.  The Innuity Utah bylaws provide that the directors and officers of the corporation will be indemnified by Innuity Utah with respect to certain types of claims, whereas the Innuity Washington bylaws are silent on this topic.

Significant Differences Between the Corporate Laws of Utah and Washington

We are currently incorporated under the laws of the State of Utah, but by virtue of the reincorporation will become subject to the laws of the State of Washington. Upon consummation of the merger, our shareholders, whose rights currently are governed by Utah laws and articles of incorporation and bylaws created pursuant to Utah laws, will become shareholders of a Washington company, Innuity Washington, and their rights as shareholders will then be governed by Washington laws and articles of incorporation and bylaws which have been drafted and created under Washington laws.

Although the corporate statutes of Utah and Washington are similar in some respects, many differences exist between the two statutory schemes. The most significant differences, in the judgment of our management and legal counsel, are summarized below. This summary is not intended to be complete, and shareholders should refer to the Washington Business Corporation Act of the State of Washington, which we refer to as “Washington Law,” and the Utah Revised Business Corporation Act, which we refer to as “Utah Law,” to understand the impact of changing our applicable statutory scheme by virtue of the reincorporation.

Special Meetings of Shareholders.  Washington Law permits special meetings of shareholders to be called by the board of directors or by any other person authorized in the articles of incorporation or bylaws to call a special shareholder meeting. Utah Law permits special meetings of shareholders to be called by the board of directors, the holders of at least 10% of all the votes entitled to be cast at such special meeting, or any other person authorized by the bylaws of the company. Our current bylaws, however, state that a special meeting of shareholders may only be called by the chairman of the board, the president, the board of directors or the holders of at least 10% of all votes entitled to be cast at such meeting. The bylaws of Innuity Washington only allow for a special meeting of the shareholders to be called by the chairman of the board, the board of directors or the president of the company.

Indemnification of Officers and Directors and Advancement of Expenses.  Washington and Utah have substantially similar provisions that permit indemnification by a corporation of its officers, directors, employees and agents where they acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation. Both Utah Law and Washington Law permit the reimbursement of expenses in advance of the final disposition of an action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount advanced if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.

Limitation on Personal Liability of Directors.  A Washington corporation is permitted to adopt provisions in its articles of incorporation limiting or eliminating the liability of a director to a company and its shareholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. The articles of incorporation for Innuity Washington limit the liability of its directors to the fullest extent permitted by law. A Utah corporation is permitted to adopt a similar limitation of liability in its articles of incorporation. Additionally, under Utah Law, a corporation is permitted to provide such indemnification except with respect to circumstances involving (a) the intentional infliction of harm on the corporation or its shareholders, (b) the intentional violation of law, (c) unlawful distributions or (d) transactions from which the individual personally receives a benefit in money, property or services to which such individual was not entitled. Similarly, under Washington Law, a corporation may provide indemnification unless the relevant action involves (i) intentional misconduct or a knowing violation of the law, (ii) unlawful distributions, or (iii) transactions from which the individual personally receives a benefit in money, property or services to which such individual was not entitled.

Amendment to Charter Documents.  In general, both Washington Law and Utah Law require the approval of the holders of at least a majority of all outstanding shares entitled to vote for purposes of amending a corporation’s articles of incorporation. Both Washington Law and Utah Law also provide that in addition to the vote above, the vote of at least a majority of the outstanding shares of a class may be required to amend the articles of incorporation. Washington Law and Utah Law each authorize a company’s board of directors to make various changes to its articles of incorporation without shareholder approval, including changing the corporate name, and, if the corporation has only one class of shares outstanding, changing the number of authorized shares in order to effectuate a stock split or stock dividend in the company’s own shares, changing the authorized number of shares in proportion thereto and changing or eliminating provisions with respect to par value. Under Washington Law, other amendments to a company’s articles of incorporation must be recommended to the shareholders by the board of directors, unless the board of directors determines that, because of a conflict of interest or other special circumstances, it should make no recommendation and communicates the basis for its determination to the shareholders with the proposed amendment. Utah Law, on the other hand, requires the board of directors to recommend the amendment to the shareholders, unless the amendment is being proposed by a shareholder, or unless the board of directors determines that, because of a conflict of interest or other special circumstances, it should make no recommendation and communicates the basis for its determination to the shareholders with the proposed amendment

Actions by Written Consent of Shareholders.  Utah Law and Washington Law each provide that, unless the articles of incorporation provide otherwise, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing.

Shareholder Vote for Mergers and Other Corporation Reorganizations.  Under Washington Law, a merger, consolidation, sale of substantially all of the company’s assets (other than in the regular course of business), or a dissolution of a public corporation must generally be recommended by the board of directors and approved by two-thirds of all votes entitled to be cast by each voting group entitled to vote as a separate group. However, Washington Law permits corporations to provide in their articles of incorporation lesser vote thresholds, so long as the vote threshold for each separate voting group is not less than a majority of all votes entitled to be cast. Utah Law contains essentially the same requirements, except that the default voting threshold to approve a merger, consolidation, sale of substantially all of the company’s assets (other than in the regular course of business), or a dissolution of a public corporation is set at a majority vote of all votes entitled to be cast. Innuity Washington’s articles of incorporation will permit a merger, consolidation or sale of substantially all of the company’s assets by a majority vote of all votes entitled to be cast. As a result, there will be no difference between Innuity Utah and Innuity Washington with respect to this approval threshold.

Restrictions on Business Combinations.  Both Washington Law and Utah Law contain provisions restricting the ability of a corporation to engage in certain transactions with an interested shareholder. Under Washington Law, a corporation is prohibited, except in limited circumstances, from engaging in a merger, sale of assets or significant sale of stock with any interested shareholder for a five-year period following the date such shareholder became an interested shareholder. Similarly, Utah Law generally prohibits a corporation from engaging in a merger, sale of assets or significant sale of stock with any interested shareholder unless such action is approved by a majority in interest of the disinterested shareholders. Under Washington Law an interested shareholder is a person who holds 10% or more of the outstanding voting stock, or an affiliate or associate of the corporation who was the owner of 10% or more of the outstanding voting stock. Under Utah Law, the definition of interested shareholder is similar except that a outstanding voting stock threshold is set at 20% or more. Based upon this difference in percentage thresholds, Innuity Washington will be able to engage in certain transactions with shareholders that would otherwise be prohibited under Utah Law. Both Washington Law and Utah Law permit a corporation to opt out of the application of the statutory provisions limiting business combinations with interested shareholders by making a statement to that effect in its articles of incorporation or bylaws. We opted out of these requirements under our

Utah bylaws . The articles of incorporation and bylaws for Innuity Washington do not opt out of the application of these statutory provisions.

Reincorporation Anti-Takeover Implications

Washington, like many other states, permits a corporation to include in its articles of incorporation or bylaws or to otherwise adopt measures designed to reduce a corporation’s vulnerability to unsolicited takeover attempts. An unsolicited takeover attempt may have a positive or a negative effect on our company and our shareholders, depending on the circumstances surrounding a particular takeover attempt. Takeover attempts that have not been negotiated or approved by our board of directors could seriously disrupt our business and management and generally present to our shareholders the risk of terms that may be less than favorable to all of the shareholders than would be available in a board-approved transaction.

Board-approved transactions may be carefully planned and undertaken at an opportune time in order to obtain maximum value for Innuity and all of our shareholders with due consideration to matters such as the recognition or postponement of gain or loss for tax purposes, the management and business of the acquiring corporation and maximum strategic deployment of corporate assets.

Our board of directors recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may frequently be beneficial to the shareholders, providing all of the shareholders with considerable value for their shares. However, our board of directors believes that the potential disadvantages of unapproved takeover attempts are sufficiently great that prudent steps to reduce the likelihood of such takeover attempts are in the best interests of Innuity and our shareholders. Accordingly, the reincorporation proposal includes certain provisions that may have the effect of discouraging or deterring unsolicited takeover attempts.

Notwithstanding our board’s belief as to the benefits to shareholders of the anti-takeover measures, shareholders should recognize that one of the effects of such changes may be to discourage a future attempt to acquire control of Innuity that is not presented to and approved by our board of directors, but that a substantial number and perhaps even a majority of our shareholders might believe to be in their best interest or to provide a substantial premium to shareholders for their shares over the current market prices. As a result, shareholders who might desire to participate in such a transaction may not have an opportunity to do so.

Our current charter documents already include some provisions available to certain public companies under Utah law that deter unsolicited takeover attempts, such as elimination of cumulative voting, and a requirement that a vacancy on the board of directors resulting from an increase in the number of directors be filled by the majority vote of the directors. Such provisions will also be included in our new charter documents following the reincorporation. In addition, Innuity Washington’s bylaws will contain provisions that create advance notice requirements for director nominations and shareholder proposals and that do not allow shareholders to call special meetings of shareholders.

In considering the reincorporation proposal, shareholders should be aware that the overall effect of certain of the proposed changes is to make it more difficult for holders of a majority of the outstanding shares of our common stock to change the composition of the board of directors and to remove existing management in circumstances where a majority of the shareholders may be dissatisfied with the performance of the incumbent directors or otherwise desire to make changes.

Our board of directors has considered the potential disadvantages of these provisions and believes that the potential benefits of the provisions included in the proposed charter documents outweigh the possible disadvantages. The inclusion of theses provisions in the proposed charter documents does not reflect knowledge on the part of our board of directors or management of any proposed takeover or other attempt to acquire control of Innuity. Management may in the future propose other measures designed to discourage takeovers apart from those proposed in this proxy statement, if warranted from time to time in the judgment of our board of directors.

Material United States Federal Income Tax Consequences

The following discussion addresses the material U.S. federal income tax consequences to our shareholders resulting from the reincorporation. This discussion is based upon the current provisions of the Internal Revenue

Code, and other legal authorities, all of which are subject to change, possibly on a retroactive basis, and such a change could alter or modify the statements and conclusions set forth below. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the U.S. federal income tax consequences of the reincorporation.

This discussion does not purport to deal with all aspects of U.S. federal income taxation that may affect particular Innuity shareholders in light of their particular circumstances and is not intended for Innuity shareholders subject to special treatment under U.S. federal income tax law, including, without limitation, the following: (i) a partnership, subchapter S corporation or other pass-through entity; (ii) dealers in securities; (iii) banks or other financial institutions; (iv) insurance companies; (v) mutual funds; (vi) tax-exempt organizations or pension funds; (vii) a foreign person, foreign entity or U.S. expatriate; (viii) a shareholder whose functional currency is not the U.S. dollar; (ix) persons who acquired their common stock in connection with stock option or stock purchase plans or in other compensatory transactions; or (x) persons who hold their common stock as part of a hedging, straddle, conversion or other risk reduction transaction. This discussion is only for United States shareholders who hold their shares as capital assets (generally held for investment). This discussion does not address the tax consequences to any holders of our options, warrants or convertible debt. The state, local and foreign tax consequences of the reincorporation may vary significantly as to each shareholder, depending upon the jurisdiction in which such shareholder resides. You are urged to consult your own tax advisors to determine the particular consequences to you.

We believe that the reincorporation merger of Innuity Utah with and into Innuity Washington will qualify as a reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code, with the following U.S. federal income tax consequences:

•	no gain or loss will be recognized by holders of common stock on the conversion of our common stock into Innuity Washington common stock;

•	the aggregate adjusted tax basis of the Innuity Washington common stock received by a holders of common stock in the reincorporation will be the same as the aggregate adjusted tax basis of the common stock converted in the reincorporation;

•	the holding period of the Innuity Washington common stock received in the reincorporation by a holder of common stock will include the period during which the holder held the converted common stock; and

•	we and Innuity Washington will not recognize any gain or loss as a result of the reincorporation.

If the reincorporation fails to qualify as a reorganization, then a holder of common stock whose shares of common stock are converted to Innuity Washington common stock would generally recognize gain or loss for U.S. federal income tax purposes equal to the difference between the fair market value of the Innuity Washington shares received by that shareholder and the shareholder’s adjusted tax basis in the converted shares of common stock. Further, we would recognize taxable gain as if we sold all of our assets, subject to our liabilities, at fair market value.

Reporting Requirements

Each of our shareholders who is a “significant holder” that receives Innuity Washington common stock in the reincorporation will be required to file a statement with his, her or its federal income tax return setting forth his, her or its tax basis in the common stock surrendered and the fair market value of the Innuity Washington common stock, if any, received in the reincorporation, and to retain permanent records of these facts relating to the reincorporation. A “significant holder” is a shareholder who, immediately before the reincorporation owned at least five percent (by vote or value) of our outstanding stock or owned our securities with an adjusted tax basis of $1,000,000 or more.

Our shareholders are urged to consult their own tax advisors regarding the tax consequences to them of the reincorporation, including the applicable federal, state, local and foreign tax consequences and related reporting requirements.

Material Accounting Implications

There is no material accounting impact of the reincorporation of Innuity in Washington.

Regulatory Approvals

We are required to obtain the approval of our shareholders under Utah Law in order to effect the reincorporation. In order to obtain this approval, we are required to prepare and circulate to our shareholders proxy materials meeting the requirements of the rules and regulations of the SEC. This proxy statement has been prepared by us in accordance with such rules and regulations, and is being circulated in order to obtain the required shareholder approval. Once such approval is obtained, we are required to file Articles of Merger with the State of Washington and Articles of Merger with the State of Utah in order to effect the reincorporation. Other than the foregoing, no federal or state regulatory requirements must be complied with or approval must be obtained in connection with the reincorporation.

Dissenters’ Rights of Appraisal

Under Utah Law, a shareholder is generally entitled to dissent from and, upon perfection of his or her dissenters’ rights, to obtain fair value of his or her shares in the event of specified corporation actions, including mergers, consolidations, share exchanges, and sales of substantially all the assets of the corporation. However, unless otherwise provided in the company’s articles of incorporation, bylaws, or a resolution of the board of directors, Utah Law does not permit a shareholder to dissent and obtain fair payment if the shares of the merging corporation are listed on a national securities exchange under the federal Securities Exchange Act of 1934, as amended, are designated as a “national market system” security or are held of record by more than 2,000 shareholders (so long as the shareholders receive in the merger shares of the surviving corporation or any other corporation the shares of which are listed on a national securities exchange, designated as a national market system security or held of record by more than 2,000 shareholders). Dissenter’s rights are not available to the shareholder of Innuity Utah with respect to the reincorporation merger.

Vote Required and Board of Directors’ Recommendation

A broker who holds shares in street name will not be entitled to vote on this proposal without instructions from the beneficial owner. Since this proposal requires the affirmative vote of at least a majority of the shares of common stock outstanding as of the record date, abstentions and broker non-votes will have the effect of a negative vote with respect to this proposal.

The Board of Directors unanimously recommends you vote “FOR” approval of an Agreement and Plan of Merger pursuant to which we will reincorporate from the State of Utah to the State of Washington.

PROPOSAL NO. 3

APPROVAL OF AMENDMENT TO THE INNUITY, INC. AMENDED AND
RESTATED 1999 STOCK OPTION PLAN

Background

In December 9, 2005, our shareholders approved the Innuity, Inc. Amended and Restated 1999 Stock Option Plan. Under the plan, 4,440,466 shares of our common stock were available for issuance. As of June 15, 2008, (i) options to purchase a total of 3,298,195 shares of our common stock were granted and outstanding, 399,998 shares of common stock had been issued pursuant to exercises of options, and 1,056,915 shares of common stock had been issued as shares of restricted stock awards.

Amendment to the Plan

On August 28, 2007, our board of directors approved an amendment to increase the current maximum number of shares available under the plan by 2,000,000 shares, to a total of 6,440,466 shares. The 6,440,466 shares includes the 3,298,195 shares under outstanding stock options, the 399,998 shares issued upon previously exercised options, and the shares previously issued as restricted stock. This leaves 1,685,358 shares available to the board of directors for future grant and issuance under the plan. The amendment revised Section 4.1 of the plan to read in its entirety as follows:

4.1  AUTHORIZED NUMBER OF SHARES

Subject to adjustment from time to time as provided in Section 10.1, a maximum of 6,440,466 shares of Common Stock shall be available for issuance under the Plan. Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company. Except as adjusted pursuant to Section 10.1, in no event shall more than 6,440,466 shares of Stock be available for issuance pursuant to the exercise of Incentive Stock Options.

The board of directors adopted this amendment to ensure that there will be a sufficient reserve of shares to permit further equity awards to existing and employees, directors and consultants at levels determined appropriate by the board of directors and the compensation committee. It is anticipated that the increase will provide a sufficient number of shares to cover awards for the next few years. Equity awards have been and will continue to be an important part of our overall compensation program. The board of directors believes that, in the current highly competitive labor market, equity awards serve to attract, retain and motivate employees, directors and consultants and to enhance their incentive to perform at the highest level and contribute significantly to our success.

Also on August 28, 2007, our board of directors approved an amendment to permit grants of restricted stock under the plan. The amendment added Section 17 of the plan to read in its entirety as follows:

17.  STOCK PURCHASE RIGHTS

(a) Rights to Purchase.  Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan; provided, however that in no event may Stock Purchase Rights be issued in any fiscal year of the Company for more than 10% of the total shares of Common Stock available for issuance hereunder, in the aggregate, on the first day of such fiscal year. After the Plan Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of shares of Common Stock that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Plan Administrator.

(b) Repurchase Option.  Unless the Plan Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant to the Company a repurchase option exercisable upon the voluntary or involuntary termination of the Optionee’s service with the Company for any reason (including death or Disability). The purchase price for shares of Common Stock repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the Optionee and may be paid by cancellation of any indebtedness of the Optionee to the Company. The repurchase option shall lapse at a rate determined by the Plan Administrator.

(c) Other Provisions.  The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Plan Administrator in its sole discretion.

(d) Rights as a Stockholder.  Once the Stock Purchase Right is exercised, the Optionee shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 10 of the Plan.”

The board of directors adopted this amendment to permit us to grant a broader range of equity incentives to our employees, directors and consultants, and thereby attract, retain and motivate such individuals to perform at the highest level and contribute significantly to our success.

The following is a high-level summary of certain characteristics of the plan. In all respects, the plan is qualified by reference to the plan itself. A copy of the Plan is attached as Exhibit 10.1 to our quarterly report on Form 10-QSB filed with the Securities and Exchange Commission on November 14, 2007.

Summary of the Provisions of the Innuity, Inc. Amended and Restated 1999 Stock Option Plan

Authorized Shares.  As amended, a maximum of 6,440,466 of the authorized but unissued shares of our common stock is authorized to be issued under the plan. If any outstanding award expires, terminates or is canceled, the expired shares are returned to the plan and again become available for grant. Appropriate adjustments will be made to the number of shares reserved under the plan and the number of shares and exercise price under each outstanding option in the event of any stock dividend, stock split, reverse stock split, recapitalization or similar change in our capital structure.

Administration.  The plan is administered by the compensation committee of the board of directors or another committee of the board of directors appointed to administer the plan, or, in the absence of such committee, by the board of directors. In the case of awards intended to qualify for the performance-based compensation exemption under Section 162(m) of the Internal Revenue Code, administration must be by a committee comprised solely of two or more “outside directors” within the meaning of Section 162(m). For purposes of this discussion, the term “committee” refers to either such committee or the board of directors. Subject to the provisions of the plan, the committee determines the persons to whom awards are to be granted, the number of shares to be covered by each award, whether an award is to be an incentive stock option, a nonstatutory stock option, or a restricted stock award, the timing and terms of exercisability and vesting of each award, the purchase price and the type of consideration to be paid to Innuity upon the exercise of each award, the time of expiration of each award, and all other terms and conditions of the awards. The committee may amend or cancel any award, waive any restrictions or conditions applicable to any award, and accelerate, extend or defer the exercisability or vesting of any award. The committee has the authority to interpret the provisions of the plan and awards granted thereunder, and any such interpretation by the committee is binding.

Eligibility.  Awards may be granted under the plan our employees, directors and consultants or those of any parent or subsidiary of Innuity. While any eligible person may be granted restricted stock and nonstatutory stock options, only employees may be granted incentive stock options. We have approximately 60 employees, six directors and two consultants who are currently eligible to participate in the plan.

Terms and Conditions of Awards.  Each award granted under the plan will be evidenced by a written agreement between us and the award recipient, specifying the number of shares subject to the award and the other terms and conditions of the award, consistent with the requirements of the plan. Stock options must have an exercise price that is not less than the fair market value of a share of our common stock on the date of grant. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power our common stock or any parent or subsidiary of Innuity must have an exercise price equal to at least 110% of the fair market value of a share our common stock on the date of grant.

The plan provides that award exercise prices may be paid in cash, by check, by the assignment of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the award, by tender, to the extent legally permitted, of shares of common stock owned by the award recipient having a fair market value not less than the exercise price, or by such other lawful consideration as may be approved by the committee. No award may be exercised unless the award recipient has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the award, including, if permitted by us, through the award recipient’s surrender of a portion of the award shares to us.

Awards will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as may be specified by the committee. The maximum term of an award granted under the plan is ten years, provided that an incentive stock option granted to a 10% shareholder must have a term not exceeding five years. An award generally will remain exercisable for three months following the award recipient’s termination of service, unless such termination results from the award recipient’s retirement, death or disability, in which case the award generally will remain exercisable for twelve months following termination, provided that in no case may an award be exercised after its expiration date. Stock awards are not transferable by the award recipient other than by will or by the laws of descent and distribution, and are exercisable during the award recipient’s lifetime only by the award recipient.

Corporate Transaction.  The plan defines a “corporate transaction” as any of the following events: (a) consummation of any merger or consolidation in which we are not the continuing or surviving corporation, or pursuant to which shares of common stock are converted into cash, securities, or other property, if following such merger or consolidation the holders of our outstanding voting securities immediately prior to such merger or consolidation own less than 66 2/3% of the outstanding voting securities of the surviving corporation; (b) consummation of any sale, lease, exchange, or other transfer, in one transaction or a series of related transactions, of all or substantially all of our assets, other than a transfer of our assets to a majority-owned subsidiary corporation; or (c) approval by the holders of our common stock of any plan or proposal for the liquidation or dissolution. If a corporate transaction occurs, the surviving, continuing, successor or purchasing corporation or other business entity or parent thereof may, without the consent of any award recipient, either assume our rights and obligations under outstanding awards or substitute substantially equivalent awards for such corporation’s stock. Awards that are not assumed, replaced or exercised prior to a corporate transaction will terminate. Awards accelerate and become exercisable in full to the extent that they are not assumed or substituted by an acquiror, and if they are assumed or accelerated by an acquiror they accelerate and become exercisable in full if the acquiror terminates the option holders services within one year following a corporate transaction, other than for cause or good reason (as such terms are defined in the plan).

Termination or Amendment.  The plan will continue in effect until the earlier of its termination by the board of directors or the date on which all shares available for issuance under the plan have been issued and all restrictions on such shares under the terms of the plan and the agreements evidencing awards granted under the plan have lapsed, provided that all incentive stock options must be granted within ten years following the date on which the board of directors adopted the plan. The board of directors may terminate or amend the plan at any time. However, without shareholder approval, the board of directors may not amend the plan to effect any change that would require shareholder approval under any applicable law. No termination or amendment may affect an outstanding award unless expressly provided by the board of directors, nor, in any event, may it adversely affect an outstanding award without the consent of the award recipient.

Awards Granted to Certain Persons

The aggregate number of shares of our common stock subject to awards granted to certain persons under the plan since its inception is as follows:

Aggregate
Person and Position	No. of Shares

John R. Wall, Chairman, Chief Executive Officer, Treasurer and Secretary	None
All current executive officers as a group	1,380,674
All current Directors who were not executive officers, as a group	None
All employees, including current officers who are not executive officers, as a group	2,974,436

Since its inception, no awards have been granted under the plan to any other nominee for election as a director, or any associate of any such director, nominee or executive officer, and no other person has been granted five percent or more of the total amount of awards granted under the plan. No grants of awards under the plan are contemplated to be made concurrent with the approval of the proposed amendment to the plan.

Summary of Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options.  A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option. Participants who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. In such event, we will not be entitled to any corresponding deduction for federal income tax purposes. In the event of the participant’s disposition of shares before both of these holding periods have been satisfied, the participant will recognize ordinary income equal to the spread between the option exercise price and the fair market value of the shares on the date of exercise, but in most cases not to exceed the gain realized on the sale, if lower. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.

In general, the difference between the option exercise price and the fair market value of the shares on the date when an incentive stock option is exercised, or at such later time as the shares vest, is treated as an adjustment in computing income that may be subject to the alternative minimum tax, which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

Nonstatutory Stock Options.  Options not designated or qualifying as incentive stock options are nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income upon receipt of such an option. Upon exercising a nonstatutory stock option, the participant normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised or such later date as the shares become vested and free of any restrictions on transfer (the later of such dates being referred to as the “determination date”). If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the determination date is after the exercise date, the participant may elect, pursuant to Section 83(b) of the Internal Revenue Code, to treat the exercise date as the determination date by filing an election with the Internal Revenue Service no later than 30 days after the exercise date. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, will be taxed as capital gain or loss. We generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.

Restricted Stock Awards.  Under Section 83 of the Code, an employee or non-employee service provider who receives stock subject to restrictions (such as the Company’s right to repurchase the stock upon termination of the employee’s relationship with the Company, or, for a period of six months, the possibility of forfeiture of profits imposed on “insiders” by section 16(b) of the Securities Exchange Act of 1934) will generally recognize ordinary income, at such time as the restrictions lapse. This income is equal to the difference between the purchase price and the fair market value of the stock at the time the restrictions lapse.

Required Vote and Board of Directors’ Recommendation

Approval of this proposal requires the affirmative vote of majority of the votes cast affirmatively or negatively on the proposal at the annual meeting of shareholders, as well as the presence of a quorum representing a majority of all outstanding shares of our common stock, either in person or by proxy. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the proposal.

The Board of Directors unanimously recommends you vote “FOR” the approval of the amendment to the Innuity, Inc. Amended and Restated 1999 Stock Option Plan.

PROPOSAL NO. 4

RATIFICATION OF APPOINTMENT OF AUDITORS

The audit Committee of the Board of Directors has retained Hansen, Barnett & Maxwell, P.C. as independent auditors to audit the consolidated financial statements of Innuity for the fiscal year ending December 31, 2008. Hansen, Barnett & Maxwell has acted in such capacity since its appointment in 2005. A representative of Hansen, Barnett & Maxwell is expected to be present at the annual meeting and is expected to be available to respond to appropriate questions.

The following table sets forth the aggregate fees billed to Innuity for the fiscal years ended December 31, 2007, and December 31, 2006, by our independent auditors:

	Fiscal 2007	Fiscal 2006

Audit Fees(1)	$93,795	$94,673
Audit-Related Fees(2)	$10,408	$5,057
Tax Fees(3)	$19,166	$282
All Other Fees(4)	$—	$—

(1)	Audit fees consist of fees billed for professional services rendered for the audit of our annual consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.

(2)	Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” This category includes audit-related services related to acquisitions by us and for review of information contained our security offering documents.

(3)	Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance and planning.

(4)	All Other Fees consist of fees for products and services other than the services reported above.

The audit committee’s policy is to approve in advance all audit and permissible non-audit services provided by our independent auditors. These services may include audit services, audit-related services, tax services and other services. Authorization is generally provided for up to one year and a contract or scope of services is developed and agreed to in advance as to the particular category of services. The independent auditor and management are required to periodically report to the audit committee regarding the extent of services provided by the independent auditor according to the contract.

The audit committee has considered the role of Hansen, Barnett & Maxwell in providing tax and related services and other non-audit services to Innuity and has concluded that such services are compatible with Hansen, Barnett & Maxwell’s independence as our auditors.

Shareholder ratification of the selection of Hansen, Barnett & Maxwell as our independent public auditors is not required by our bylaws or otherwise. We are submitting the selection of Hansen, Barnett & Maxwell to the shareholders for ratification as a matter of good corporate practice. In the event the shareholders fail to ratify the selection, the audit committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the audit committee determines that such a change could be in our best interests and the best interests of our shareholders. Unless otherwise instructed, the persons named in the accompanying form of proxy intend to vote shares represented by properly executed proxies for the ratification of the appointment of Hansen, Barnett & Maxwell as our independent auditors.

Vote Required and Board of Directors’ Recommendation

Approval of this proposal requires the affirmative vote of a majority of the votes cast affirmatively or negatively on the proposal at the annual meeting of shareholders, as well as the presence of a quorum representing a majority of all outstanding shares of our common stock, either in person or by proxy. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the proposal.

The Board of Directors unanimously recommends you vote “FOR” the ratification of the appointment of Hansen, Barnett & Maxwell as our independent auditors for the fiscal year ending December 31, 2008.

REPORT OF THE AUDIT COMMITTEE

The audit committee oversees our financial reporting process on behalf of the board of directors. The board of directors, in its business judgment, has determined that all members of the committee are “independent,” as required by the applicable rules of the SEC, and that Greg M. Stevenson is an “audit committee financial expert,” as defined in the rules of the SEC. The audit committee acts pursuant to a written charter that has been adopted by the board of directors. As set forth in the committee’s charter, management has the primary responsibility for the financial statements and reporting process, including the systems of internal controls and the selection, application and disclosure of critical accounting policies. The audit committee is responsible for retaining our independent auditors, reviewing their independence, reviewing and approving the planned scope of our annual audit, reviewing and approving any fee arrangements with our auditors, overseeing their audit work, reviewing and pre-approving any non-audit services that may be performed by them, reviewing the adequacy of accounting and financial controls, reviewing our critical accounting policies and reviewing and approving any related party transactions. In fulfilling its oversight responsibilities, the committee reviewed and discussed our audited financial statements in the annual report with management, including a discussion of the quality of the accounting principles and policies, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The audit committee has reviewed with our auditors, who are responsible for auditing our financial statements and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality of our accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. The committee has discussed matters required to be discussed by SAS 114 (The Auditor’s Communication with Those Charged with Governance) which include, among other items, matters related to the conduct of the audit of our financial statements.

The audit committee has received from the auditors a formal written statement describing all relationships between the auditors and Innuity that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The committee has met with Hansen, Barnett & Maxwell, with and without management present, to discuss the overall scope of Hansen, Barnett & Maxwell’s audit, the results of its examinations and the overall quality of its financial reporting.

Based on the review and discussions referred to above, the committee recommended to the board of directors that Innuity’s audited financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2007.

The audit committee has selected Hansen, Barnett & Maxwell as independent auditors to audit the consolidated financial statements of Innuity for the fiscal year ending December 31, 2008.

AUDIT COMMITTEE

Greg M. Stevenson (Chair)
Keith A. Cannon
Harold H. Kawaguchi

EXECUTIVE OFFICERS

Our executive officers are generally elected annually at the meeting of our board of directors held in conjunction with the annual meeting of shareholders. The following sets forth our current executive officers and information concerning their age and background as of June 15, 2008:

			Position
Name	Position	Age	Since

John R. Wall	Chief Executive Officer, Chairman of the Board, Secretary and Treasurer	50	2005
John R. Dennis	President and Director	45	2005
Marvin A. Mall	Chief Operating Officer and Director	47	2005
Linden N Barney	Chief Financial Officer	46	2007
James D. Crisera	President, Promotions Division	39	2006
Douglas E. Merryman	President, Merchant Services Business Line	46	2006

In addition to Messrs. Wall, Dennis and Mall, whose biographies are set forth above, certain biographical information is furnished below with respect to the following executive officers of Innuity and its subsidiaries. Each of the executive officers serves until terminated by our Board of Directors or until the officer resigns.

Linden N. Barney was appointed as our Chief Financial Officer in June 2007. From March 2006 to June 2007, Mr. Barney served as our Vice President of Finance. Prior to joining Innuity, Mr. Barney was with Sento Corporation for eight years, serving as its corporate controller from 2000 to 2006. Mr. Barney is a Certified Public Accountant and worked in public accounting for over 10 years, beginning his career with KPMG Peat Marwick. Mr. Barney received a B.S. degree from Brigham Young University.

Douglas E. Merryman has served as President of our Merchant Services business line since November 2005. From January 2003 to November 2005, Mr. Merryman was Managing Partner of Merchant Partners.com, LLC, a payment gateway services company which Vista.com, Inc. acquired in January 2004. From December 1999 to January 2004, Mr. Merryman owned and founded WebsiteESP, an Internet hosting service provider. Mr. Merryman received a B.S. degree from Arizona State University.

James D. Crisera has served as President of our Promotions Division since April 2006. From September 2005 until March 2006, he served as the Chief Operating Officer of our Promotions Division. From July 2004 to September 2005, Mr. Crisera was the Vice President of Marketing for Vista.com, Inc.. Prior to joining Vista.com, Inc., Mr. Crisera co-founded Vendaria, an online marketing services company, where he served as Chief Operating Officer from 1999 to 2004. Mr. Crisera started his career as an auditor with Deloitte & Touche. Mr. Crisera is Certified Public Accountant and received a B.A. degree from the University of California at Los Angeles.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Summary Compensation Table

The following table sets forth information concerning the compensation earned during fiscal 2005, 2006 and 2007 by our Chief Executive Officer and our two additional most highly-compensated executive officers:

SUMMARY COMPENSATION TABLE

							Non-Equity
							Incentive
					Stock	Option	Plan	All Other
		Salary		Bonus	Awards	Awards	Compensation	Compensation	Total
Name and Principal Position	Year	($)		($)	($)	(1)($)	($)	($)	($)

John R. Wall	2007	$150,000		$—	$—	$—	$—	$—	$150,000
Chief Executive Officer,	2006	150,000		—	—	—	—	—	150,000
Chairman of the Board,	2005	25,000		—	—	—	—	—	25,000
Secretary and and Treasurer
(Principal Executive Officer)
James D. Crisera	2007	222,667	(2)	—	—	82,849	—	—	305,516
President, Promotion Division	2006	148,940	(3)	—	—	58,346	—	—	207,286
	2005	18,333		—	—	—	—	—	18,333
Stephen L. Ferrante(4)	2007	157,500		93,233	—	90,889	—	—	341,622
President, In-Store Business Line	2006	120,000		41,802	—	60,851	—	—	222,653
	2005	20,000		6,500	—	—	—	—	26,500

(1)	Values of option grants represent the actual compensation cost recognized by our company during fiscal 2007 for options to purchase our common stock granted in 2007 and prior years as determined pursuant to Financial Accounting Standards No. 123R, “Share-Based Payment,” utilizing the assumptions discussed in the notes to our consolidated financial statements for the year ended December 31, 2007.

(2)	Includes commissions of $97,667, of which $52,500 was accrued and unpaid as of December 31, 2007.

(3)	Includes commissions of $23,940.

(4)	Mr. Ferrante’s employment with us terminated on May 2, 2008.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information concerning equity awards outstanding to the named executive officers at December 31, 2007:

	Option Awards
			Equity Incentive
			Plan Awards:
	Number of	Number of	Number of
	Securities	Securities	Securities
	Underlying	Underlying	Underlying
	Unexercised	Unexercised	Unexercised		Option
	Options	Options(1)	Unearned	Option Exercise	Expiration
	(#)	(#)	Options	Price	Date
Name	Exercisable	Unexercisable	(#)	($)	(Month-Year)

John R. Wall	—	—	—	—	—
James D. Crisera	31,652	2,110	—	0.10	Aug-14
	45,540	20,698	—	0.47	Sep-15
	43,750	96,250	—	0.54	Jan-17
	—	200,000	—	0.32	Aug-17
Stephen L. Ferrante(2)	108,750	18,750	—	0.47	Sep-15
	24,376	40,624	—	0.57	Oct-16
	35,159	77,341	—	0.54	Jan-17
	—	220,000	—	0.32	Aug-17

(1)	These options vest over 3 1/2 years with 25% vesting six months from the date of issuance and an additional 6.25% vesting every month thereafter until fully vested. The options expire 10 years after the date of issuance.

(2)	Mr. Ferrante’s employment with us terminated on May 2, 2008.

Option Exercises and Stock Vested During Last Fiscal Year

None of our named executive officers exercised stock options during fiscal 2007.

Pension Benefits

None of our named executive officers participate in or have account balances in qualified or non-qualified defined benefit plans sponsored by us.

Nonqualified Deferred Compensation

None of our named executive officers participate in or have account balances in non-qualified defined contribution plans or other deferred compensation plans maintained by us. The compensation committee, which is comprised solely of “outside directors” as defined for purposes of Section 162(m) of the Internal Revenue Code, may elect to provide our officers and other employees with non-qualified defined contribution or deferred compensation benefits if the compensation committee determines that doing so is in our best interests.

Equity Compensation Plan Information

We currently maintain one compensation plan that provides for the issuance of our common stock to officers and other employees, directors and consultants. This is our Amended and Restated 1999 Stock Option Plan which has been approved by our shareholders. The following table sets forth information regarding outstanding options and shares reserved for future issuance under the plan as of December 31, 2007:

Number of Securities
Remaining Available for
Future Issuance Under
	Number of Securities to be	Weighted-Average Exercise	Equity Compensation Plans
	Issued Upon Exercise of	Price of Outstanding	(Excluding Securities
	Outstanding Options,	Options, Warrants and	Reflected in the First
	Warrants and Rights	Rights	Column)

Equity compensation plans approved by security holders	3,618,511	$0.64	421,956
Equity compensation plans not approved by security holders	None	N/A	None

Total	3,618,511	$0.64	421,956

Potential Payments upon Termination or Change in Control

None of the named executive officers would receive any additional remuneration upon termination or as a result of a change in control of Innuity.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Procedures for Approval of Related Person Transactions

Pursuant to our code of business conduct and ethics, our directors, officers and employees are encouraged to avoid situations in which their personal, family or financial interests conflict or even appear to conflict with our interests. Our audit committee charter provides that the audit committee shall review and approve any related-party transactions, after reviewing each such transaction for potential conflicts of interests and other improprieties.

Related Person Transactions

We were a party to a services agreement with BayHill Group LLC, a Utah limited liability company. Robert K. Bench, who served as our Chief Financial Officer until June 18, 2007, is a member of BayHill. During 2007, we paid BayHill $33,300 for services rendered, which included the services of Mr. Bench as our Chief Financial Officer and services provided by other BayHill members.

We received cash of $345,000 in 2006 in exchange for issuing 15% convertible notes as follows:

John R. Wall, Chief Executive Officer, Chairman of the Board, Secretary and Treasurer	$200,000
Marvin A. Mall, Chief Operating Officer and Director	50,000
Keith A. Cannon, Director	50,000
Greg M. Stevenson, Director	10,000
Others	35,000

$345,000

For each $1,000 of principal under the 15% convertible notes, the investors receive warrants to purchase 1,000 shares of common stock at an exercise price of $0.01 per share. The warrants expire two years from the date of the notes or 30 days after the closing bid price of our common stock is greater than $2.00 per share for 20 consecutive trading days and the average daily trading volume during the 20 day period is at least 20,000 shares of common stock. All outstanding principal and interest due under the notes were paid in June, 2008. Warrants to purchase 310,000 shares of our common stock that were issued with the notes were exercised for cash in April 2008. The remaining warrants to purchase 35,000 shares of our common stock that were issued with the notes were exercised for cash in August 2008.

In November 2006, Seaport Ventures, LLC and BayHill Capital purchased 143,000 shares of our common stock from a third party. Mr. Dennis, our President and a member of our board of directors is also the President and managing member of Seaport Ventures, LLC. Mr. Cannon, a member of our board of directors, and Robert K. Bench, our former Chief Financial Officer, are members of BayHill Capital. The shares purchased were subject to a $50,000 penalty for non-registration of the shares. We issued a total of 100,000 shares of our common stock to Seaport Ventures, LLC and BayHill Capital as consideration for the cancellation of the registration rights of the third party.

We issued 646,979 shares of common stock in January 2007 for the conversion of related party debt and related accrued interest. The debt was held by entities affiliated with Mr. Dennis. The value of the notes converted was $280,805 along with accrued interest of $42,684.

We issued 66,152 shares of common stock in February 2007 to the holders of $345,000 of 15% convertible notes as payment of $33,076 in accrued interest. The holders of the notes payable are all holders of our common stock and $310,000 of the notes are held by officers and directors.

In June 2007 we issued 90,000 shares of common stock to Robert K. Bench, and 50,000 shares of common stock to John R. Dennis. The shares issued to Mr. Bench and to Mr. Dennis were in lieu of cash compensation for services rendered and were valued at $0.30 per share based on the closing price of our common stock on the issuance date.

For approximately a five year period through May 2007, a significant portion of our outstanding debt was secured by personal guarantees from Mr. Wall, our Chairman and Chief Executive Officer. These personal guarantees restricted the use of certain assets of Mr. Wall during the time period for which the debt secured by his personal guarantees was outstanding. In August 2007, our board of directors approved the payment of $250,000 of interest expense to Mr. Wall for the use of his personal guarantees. As of December 31, 2007, all interest expense accrued for Mr. Wall’s guarantees had been paid.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of July 31, 2008, certain information with respect to the beneficial ownership of our common stock by (i) each shareholder known by us to be the beneficial owner of more than 5% of our common stock, (ii) each member of our board of directors, (iii) each executive officer named in the summary compensation table, and (iv) all of our directors and executive officers as a group.

		Number of
	Number of	Shares
	Shares	Underlying	Percent of
	Beneficially	Convertible	Common Stock
Name of Beneficial Owner(1)	Owned(2)	Securities(3)	Outstanding(4)

John R. Wall(5)	5,532,319	—	20.9%
Mark A. LeMay(6)	2,134,340	75,000	8.3%
John R. Dennis(7)	1,989,784	—	7.5%
Marvin A. Mall(8)	1,331,630	124,999	5.5%
Keith A. Cannon	251,737	—	1.0%
Harold H. Kawaguchi	387,724	—	1.5%
Greg M. Stevenson	254,987	—	1.0%
James D. Crisera	100,000	236,722	1.3%
Directors and executive officers as a group 9 persons)	10,448,181	819,586	41.3%

(1)	Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table. Unless otherwise indicated, the address of the beneficial owner is c/o Innuity, Inc. at 8644 154th Avenue NE, Redmond, Washington 98052.

(2)	Number of shares shown as beneficially owned by each person in the table includes all shares of common stock underlying options or warrants exercisable by such person within 60 days of July 31, 2008.

(3)	Represents the aggregate number of shares underlying options or warrants exercisable within 60 days of July 31, 2008.

(4)	Calculated on the basis of 26,458,388 shares of our common stock outstanding as of July 31, 2008, provided that any additional shares of common stock that a shareholder has the right to acquire within 60 days after July 31, 2008, are deemed to be outstanding for the purpose of calculating that shareholder’s percentage beneficial ownership.

(5)	Based in part on a Schedule 13D filed by John R. Wall and The Wall Family LLC with the Securities and Exchange Commission on November 9, 2005. Includes 1,000,000 shares held by the Wall Family LLC. Mr. Wall, Chief Executive Officer and a director, and his spouse, Linda Wall, have shared voting and dispositive power over the shares held by The Wall Family LLC, as managing members. Mr. Wall disclaims beneficial ownership of the shares held by The Wall Family LLC.

(6)	Based in part on a Schedule 13D filed by Mark A. LeMay with the Securities and Exchange Commission on November 9, 2005.

(7)	Includes 970,968 shares held by Seaport Ventures, LLC. and 20,000 shares held by Mr. Dennis’ dependent child. Mr. Dennis has sole voting and dispositive power over the shares held by Seaport Ventures, LLC.

(8)	Based in part on a Schedule 13D filed by Marvin A. Mall with the Securities and Exchange Commission on November 9, 2005. Includes 20,000 shares held by Mr. Mall’s dependent child.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and persons who beneficially own more than 10% of our common stock to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms we received and written representations from certain reporting persons, we believe that all filing requirements under Section 16(a) applicable to our executive officers, directors and greater-than-10% shareholders were in compliance with SEC regulations, except that Mr. Dennis filed three late reports with respect to three transactions, Mr. Ferrante filed one late report with respect to one transaction and Mr. Merryman filed one late report with respect to two transactions.

SHAREHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

Shareholder proposals may be included in our proxy materials for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in applicable SEC rules. For a shareholder proposal to be included our proxy materials for the annual meeting to be held in 2009, the proposal must be received at our principal executive offices, addressed to the corporate secretary, no later than March 10, 2009 (120 calendar days in advance of the one year anniversary of the date this proxy statement was released to shareholders in connection with the 2008 annual meeting of shareholders). Shareholder business that is not intended for inclusion in our proxy materials may be brought before the annual meeting so long as we receive timely notice of the proposal, addressed to the secretary at our principal executive offices. To be timely, notice of shareholder business must be received by our corporate secretary no later than the close of business on the tenth day following the day on which the date of the annual meeting is publicly announced. A shareholder’s notice to the corporate secretary must set forth as to each matter the shareholder proposes to bring before the annual or special meeting (i) a brief description of the business desired to be brought before the annual meeting, (ii) the name and address of the shareholder proposing such business and of the beneficial owner, if any, on whose behalf the business is being brought, (iii) the class and number of shares of Innuity common stock which are beneficially owned by the shareholder and such other beneficial owner, and (iv) any material interest of the shareholder and such other beneficial owner in such business.

TRANSACTION OF OTHER BUSINESS

At the date of this Proxy Statement, the board of directors knows of no other business that will be conducted at the 2008 annual meeting other than as described in this Proxy Statement. If any other matter or matters are properly brought before the meeting, or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

By order of the Board of Directors

John R. Wall
Secretary

August 11, 2008

ANNEX A

AGREEMENT AND PLAN OF MERGER

BETWEEN INNUITY, INC.,
A UTAH CORPORATION,

AND

INNUITY WASHINGTON, INC.,
A WASHINGTON CORPORATION

THIS AGREEMENT AND PLAN OF MERGER dated as of [          ], 2008 (this “Agreement”) is between Innuity, Inc., a Utah corporation (“Innuity Utah”), and Innuity Washington, Inc., a Washington corporation (“Innuity Delaware”). Innuity Utah and Innuity Washington are also referred to herein as the “Constituent Corporations.”

RECITALS

A. Innuity Utah is a corporation duly organized and existing under the laws of the state of Washington and has authorized capital of 200,000,000 shares, $0.00025 par value per share, of which all shares are designated “Common Stock”. As of the date hereof, [          ] shares of Common Stock were issued and outstanding.

B. Innuity Washington is a corporation duly organized and existing under the laws of the state of Washington and has authorized capital of 200,000,000 shares, $0.0001 par value per share, all of which are designated “Common Stock”. As of [          ], 2008, [          ] shares of Common Stock were issued and outstanding, all of which are owned by Innuity Utah.

C. The Board of Directors of Innuity Utah has determined that, for the purpose of effecting the reincorporation of Innuity Utah in the state of Washington, it is advisable and in the best interests of Innuity Utah and its stockholders that Innuity Utah merge with and into Innuity Washington upon the terms and conditions herein provided.

D. The respective Boards of Directors of Innuity Utah and Innuity Washington have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective shareholders, and executed by the undersigned officers.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein Innuity Utah and Innuity Washington hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

I. MERGER

1.1  Merger.  In accordance with the provisions of this Agreement, the Utah Revised Business Corporation Act and the Washington Business Corporation Act, Innuity Utah shall be merged with and into Innuity Washington (the “Merger”), the separate existence of Innuity Utah shall cease and Innuity Washington shall survive the Merger and shall continue to be governed by the laws of the state of Washington, and Innuity Washington shall be, and is herein also referred to as, the “Surviving Corporation,” and the name of the Surviving Corporation shall be changed to Innuity, Inc.

1.2  Filing and Effectiveness.  The Merger shall become effective when the following actions shall have been completed:

(a) This Agreement and the Merger shall have been adopted and approved by the shareholders of Innuity, Inc. and the sole shareholder of Innuity Washington, in accordance with the respective requirements of the Utah Revised Business Corporation Act and the Washington Business Corporation Act;

(b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

(c) Executed Articles of Merger shall have been filed with the Washington Secretary of State; and

(d) Executed Articles of Merger shall have been filed with the Department of Commerce, Division of Corporations and Commercial Code.

The date and time when the Merger shall become effective, as aforesaid, is herein called the “Effective Date of the Merger.”

1.3  Effect of the Merger.   Upon the Effective Date of the Merger, the separate existence of Innuity Utah shall cease and Innuity Washington, as the Surviving Corporation, shall (i) continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger; (ii) be subject to all actions previously taken by its and Innuity Utah’s Board of Directors; (iii) succeed, without other transfer, to all of the assets, rights, powers and property of Innuity Utah in the manner as more fully set forth in Chapter 23B.11.060 of the Washington Business Corporation Act; (iv) continue to be subject to all of its debts, liabilities and obligations as constituted immediately prior to the Effective Date of the Merger; and (v) succeed, without other transfer, to all of the debts, liabilities and obligations of Innuity Utah in the same manner as if Innuity Washington had itself incurred them, all as more fully provided under the applicable provisions of the Washington Business Corporation Act and the Utah Revised Business Corporation Act.

II. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

2.1  Articles of Incorporation.  The Articles of Incorporation of Innuity Washington as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Articles of Incorporation of the Surviving Corporation, except that Article 1 of the Articles of Incorporation of the Surviving Corporation is hereby amended in its entirety to read as follows:

“ARTICLE 1 — NAME

The name of this corporation is Innuity, Inc.”

2.2  Bylaws.  The Bylaws of Innuity Washington as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.3  Directors and Officers.  Each director of Innuity Utah immediately prior to the Effective Date of the Merger shall each become, at the Effective Date of the Merger, a director of the Surviving Corporation, for the terms of office to which each was elected or appointed to the Board of Directors of Innuity Utah or until their death, resignation or removal from office or as otherwise provided by law or the Articles of Incorporation or Bylaws of the Surviving Corporation. The officers of Innuity Delaware immediately prior to the Effective Date of the Merger shall be the officers of the Surviving Corporation until their respective successors shall have been duly elected and qualified or until as otherwise provided by law or the Articles of Incorporation or Bylaws of the Surviving Corporation.

III. MANNER OF CONVERSION OF STOCK

3.1  Innuity Utah Common Stock.  Upon the Effective Date of the Merger, each share of Innuity Utah Common Stock, $0.00025 par value per share, issued and outstanding immediately prior to the Effective Date shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be changed and converted into and exchanged for one fully paid and nonassessable share of Innuity Washington Common Stock, $0.0001 par value per share.

3.2  Innuity Utah Convertible Securities.  Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue the stock option plans (including, without limitation, the Innuity, Inc. Amended and Restated 1999 Stock Option Plan) and all other employee benefit plans of Innuity Utah. Each outstanding and unexercised option or other right to purchase a security convertible into Innuity Utah Common Stock shall become an option or right to purchase the Surviving Corporation’s Common Stock on the basis of one share of the Surviving

Corporation’s Common Stock for each share of Innuity Utah’s Common Stock issuable pursuant to any such option or stock purchase right, on the same terms and conditions as set forth in the stock option plans, other employee benefit plans and/or as provided in the respective option or stock purchase agreements governing such option or stock purchase right, and at an exercise price per share equal to the exercise price applicable to any such Innuity Utah option or stock purchase right at the Effective Date of the Merger. It is the intention of the parties that the stock options of Innuity Utah assumed by the Surviving Corporation qualify following the Effective Date of the Merger as incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended, to the extent that the stock options of Innuity Utah qualified as incentive stock options immediately prior to the Effective Date of the Merger. At the Effective Date of the Merger, Innuity Utah shall assign to the Surviving Corporation any and all rights of repurchase pertaining to shares of Innuity Utah Common Stock issued upon exercise of stock options, warrants, stock purchase rights and otherwise.

3.4  Reservation of Shares.  A number of shares of the Surviving Corporation’s Common Stock shall be reserved for issuance upon the exercise of options, warrants, stock purchase rights or convertible securities equal to the number of shares of Innuity Utah Common Stock so reserved immediately prior to the Effective Date of the Merger.

3.5  Innuity Washington Common Stock.  Upon the Effective Date of the Merger, each share of Innuity Washington Common Stock, $0.0001 par value per share issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Innuity Washington, the holder of such shares or any other person, be cancelled and returned to the status of authorized but unissued shares of the Surviving Corporation.

3.6  Certificates.  After the Effective Date of the Merger, (a) each outstanding certificate theretofore representing shares of Innuity Utah Common Stock shall be deemed for all purposes to represent the same number of whole shares of the Surviving Corporation’s Common Stock.

IV. GENERAL

4.1  Covenants of Innuity Washington.  Innuity Washington covenants and agrees that it will, on or before the Effective Date of the Merger:

(a) Qualify to do business as a corporation in the state of Washington and in connection therewith appoint a registered agent as required under the provisions of Chapter 23B.05 of the Washington Business Corporation Act; and

(b) Take such other actions as may be required by the Washington Business Corporation Act.

4.2  Further Assurances.  From time to time, as and when required by Innuity Washington or by its successors or assigns, there shall be executed and delivered on behalf of Innuity Utah such deeds and other instruments, and there shall be taken or caused to be taken by Innuity Washington and Innuity Utah such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Innuity Washington the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Innuity Utah and otherwise to carry out the purposes of this Agreement, and the officers and directors of Innuity Washington are fully authorized in the name and on behalf of Innuity Utah or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

4.3  Abandonment.  At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Innuity Utah or Innuity Washington, or both, notwithstanding the approval of this Agreement by the shareholders of Innuity Utah or by the sole shareholder of Innuity Washington, or by both.

4.4  Amendment.  The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretary of State of Washington or the Utah Department of Commerce, Division of Corporations and Commercial Code, provided that an amendment made subsequent to the adoption of this Agreement by the shareholders of either Constituent Corporation shall not: (i) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent

Corporation, (ii) alter or change any term of the Articles of Incorporation of the Surviving Corporation to be effected by the Merger, or (iii) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class of shares or series thereof of such Constituent Corporation.

4.5  Registered Office.  The registered office of the Surviving Corporation in the state of Washington is located at 520 Pike Street, Seattle, Washington 98101.

4.6  Agreement.  Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 8644 — 154th Avenue NE, Redmond, Washington 98052, and copies thereof will be furnished to any shareholder of either Constituent Corporation upon request and without cost.

4.7  Governing Law.  This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the state of Washington and, so far as applicable, the merger provisions of the Utah Revised Business Corporation Act.

4.8  Counterparts.  In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

[signature page follows]

IN WITNESS WHEREOF, this Agreement, having first been approved by resolutions of the Boards of Directors of Innuity Washington and Innuity Utah, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunder duly authorized.

INNUITY, INC., a Utah
corporation

By:
Its:

INNUITY WASHINGTON, INC., a
Washington corporation

By:
Its:

ANNEX B

ARTICLES OF INCORPORATION
OF
INNUITY, INC.

ARTICLE 1 — NAME

The name of this corporation is Innuity, Inc.

ARTICLE 2 — DURATION

This corporation is organized under the Washington Business Corporation Act (the “Act”) and shall have perpetual existence.

ARTICLE 3 — PURPOSE AND POWERS

The purpose and powers of this corporation are as follows:

3.1  To engage in any lawful business.

3.2  To engage in any and all activities that, in the judgment of the Board of Directors, may at any time be incidental or conducive to the attainment of the foregoing purpose.

3.3  To exercise any and all powers that a corporation formed under the Act, or any amendment thereto or substitute therefor, is entitled at the time to exercise.

ARTICLE 4 — CAPITAL STOCK

4.1  Authorized Capital.  The corporation shall have authority to issue Two Hundred Million (200,000,000) shares of capital stock, all shares will be common stock, $0.001 par value per share (the “Common Stock”).

4.2  Common Stock.  Common Stock has unlimited voting rights and is entitled to receive the net assets of this corporation upon dissolution. The relative rights, preferences, privileges and restrictions granted to or imposed upon the Common Stock and the holders thereof are as follows:

4.2.1  Dividend Rights.  The holders of record of outstanding shares of Common Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of any funds of this corporation legally available therefor, such cash and other dividends as may be declared from time to time by the Board of Directors.

4.2.2  Liquidation Rights.  In the event of any liquidation, dissolution or winding up of the affairs of this corporation, whether voluntary or involuntary, the holders of issued and outstanding shares of Common Stock shall be entitled to receive ratably, based on the total number of shares of Common Stock held by each, all the assets and funds of this corporation available for distribution to its shareholders, whether from capital or surplus.

4.2.3  Voting Rights.  Each holder of Common Stock shall be entitled to one vote for each share of Common Stock held.

4.3  Issuance of Certificates.  The Board of Directors shall have the authority to issue shares of the capital stock of this corporation and the certificates therefor subject to such transfer restrictions and other limitations as it may deem necessary to promote compliance with applicable federal and state securities laws, and to regulate the transfer thereof in such manner as may be calculated to promote such compliance or to further any other reasonable purpose.

4.4  No Cumulative Voting.  Shareholders of this corporation shall not have the right to cumulate votes for the election of directors.

4.5  No Preemptive Rights; Exception.  No shareholder of this corporation shall have, solely by reason of being a shareholder, any preemptive or preferential right or subscription right to any stock of this corporation or to any obligations convertible into stock of this corporation, or to any warrant or option for the purchase thereof.

4.6  Quorum for Meeting of Shareholders.  A quorum shall exist at any meeting of shareholders if a majority of the votes entitled to be cast is represented in person or by proxy. In the case of any meeting of shareholders that is adjourned more than once because of the failure of a quorum to attend, those who attend the third convening of such meeting, although less than a quorum, shall nevertheless constitute a quorum for the purpose of electing directors, provided that the percentage of shares represented at the third convening of such meeting shall not be less than one-third of the shares entitled to vote.

4.7  Calling of Special Meeting of Shareholders.  Special meetings of the shareholders for any purpose or purposes may be called at any time only by the Board of Directors, the Chairman of the Board (if one be appointed) or the President. Special meetings may not be called by any other person or persons.

4.8  Shareholder Voting on Extraordinary Actions.  The vote of shareholders of this corporation required in order to approve amendments to the Articles of Incorporation, a plan of merger or share exchange, the sale, lease, exchange, or other disposition of all or substantially all of the property of the corporation not in the usual and regular course of business, or dissolution of the corporation, shall be a majority of all of the votes entitled to be cast by each voting group entitled to vote thereon.

ARTICLE 5 — DIRECTORS

5.1  Number of Directors.  The number of directors of the corporation shall be not less than three nor more than nine, with the exact number to be fixed as provided in the Bylaws, and may be increased or decreased from time to time in the manner specified therein.

5.2  Terms of Directors; Removal of Directors.  Each director shall serve until his successor is duly elected and qualified or until his death, resignation or removal. Neither the Board of Directors nor any individual director may be removed without cause. Subject to any limitation imposed by law, any individual director or directors may be removed with cause if the number of votes cast in favor of removing such director (or the entire Board of Directors) exceeds the number of votes cast against removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

5.3  Authority of Board of Directors to Amend Bylaws.  Subject to the limitation(s) of RCW 23B.10.210, and subject to the power of the shareholders of the corporation to change or repeal the Bylaws, the Board of Directors is expressly authorized to make, amend, or repeal the Bylaws of the corporation unless the shareholders in amending or repealing a particular bylaw provide expressly that the Board of Directors may not amend or repeal that bylaw.

5.4  Indemnification of Directors, Officers, Employees and Agents.  The capitalized terms in this Section 5.4 shall have the meanings set forth in RCW 23B.08.500.

5.4.1  The Corporation shall indemnify and hold harmless each individual who is or was serving as a Director or officer of the Corporation or who, while serving as a Director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise, against any and all Liability incurred with respect to any Proceeding to which the individual is or is threatened to be made a Party because of such service, and shall make advances of reasonable Expenses with respect to such Proceeding, to the fullest extent permitted by law, without regard to the limitations in RCW 23B.08.510 through 23B.08.550, and 23B.08.560(2); provided that no such indemnity shall indemnify any Director or officer from or on account of (1) acts or omissions of the Director or officer finally adjudged to be intentional misconduct or a knowing violation of law; (2) conduct of the Director or officer finally adjudged to be in violation of RCW 23B.08.310; or (3) any transaction with respect to which it was finally adjudged that such Director or officer personally received a benefit in money, property, or services to which the Director or officer was not legally entitled.

5.4.2  The Corporation may purchase and maintain insurance on behalf of an individual who is or was a director, officer, employee, or agent of the Corporation or, who, while a director, officer, employee, or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise against Liability asserted against or incurred by the individual in that capacity or arising from the individual’s status as a director, officer, employee, or agent, whether or not the Corporation would have power to indemnify the individual against such Liability under RCW 23B.08.510 or 23B.08.520.

5.4.3  If, after the effective date of this Section 5.4, the Act is amended to authorize further indemnification of Directors or officers, then Directors and officers of the Corporation shall be indemnified to the fullest extent permitted by the Act.

5.4.4  To the extent permitted by law, the rights to indemnification and advance of reasonable Expenses conferred in this Section 5.4 shall not be exclusive of any other right which any individual may have or hereafter acquire under any statute, provision of the Bylaws, agreement, vote of shareholders or disinterested directors, or otherwise. The right to indemnification conferred in this Section 5.4 shall be a contract right upon which each Director or officer shall be presumed to have relied in determining to serve or to continue to serve as such. Any amendment to or repeal of this Section 5.4 shall not adversely affect any right or protection of a Director or officer of the Corporation for or with respect to any acts or omissions of such Director or officer occurring prior to such amendment or repeal.

5.4.5  If any provision of this Section 5.4 or any application thereof shall be invalid, unenforceable, or contrary to applicable law, the remainder of this Section 5.4, and the application of such provisions to individuals or circumstances other than those as to which it is held invalid, unenforceable, or contrary to applicable law, shall not be affected thereby.

5.5  Limitation of Directors’ Liability.  To the fullest extent permitted by the Act, as it exists on the date hereof or may hereafter be amended, a director of this corporation shall not be personally liable to the corporation or its shareholders for monetary damages for conduct as a director, except for (i) acts or omissions that involve intentional misconduct or a knowing violation of law, (ii) conduct violating RCW 23B.08.310 (which involves distributions by the corporation), or (iii) any transaction from which the director will personally receive a benefit in money, property, or services to which the director is not legally entitled. If the Act is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Act, as so amended.

5.6  Amendment; Repeal.  Any amendment to or repeal of this Section 5 shall not adversely affect any right or protection of a director of this corporation with respect to any acts or omissions occurring prior to such amendment or repeal.

ARTICLE 6 — OTHER MATTERS

6.1  Action by Shareholders without a Meeting.  Any action that could be taken at any annual or special meeting of the shareholders may be taken without a meeting, without prior notice and without a vote, if a written consent setting forth the action taken is signed by all the shareholders entitled to vote with respect to the subject matter thereof.

6.2  Amendments to Articles of Incorporation.  Except as otherwise provided in these Articles, as amended from time to time, the corporation reserves the right to amend, alter, change, or repeal any provisions contained in these Articles in any manner now or hereafter prescribed or permitted by statute. All rights of shareholders of the corporation are subject to this reservation. A shareholder of the corporation does not have a vested property right resulting from any provision of these Articles of Incorporation.

6.3  Initial Registered Agent and Office.  The name of the initial registered agent of this corporation and the address of its initial registered office are as follows:

CT Corporation System
520 Pike Street
Seattle, Washington 98101

6.4  Incorporator.  The name and address of the incorporator are as follows:

John R. Wall
c/o Innuity, Inc.
8644 154th Ave NE
Redmond, Washington 98052

6.5  Correction of Clerical Errors.  The corporation shall have authority to correct clerical errors in any documents filed with the Secretary of State of Washington, including these Articles or any amendments hereto, without the necessity of special shareholder approval of such corrections.

INNUITY, INC.

John R. Wall, Incorporator

Dated as of          , 2008.

ANNEX C

BYLAWS
OF
INNUITY, INC.

These Bylaws are promulgated pursuant to the Washington Business Corporation Act, as set forth in Title 23B of the Revised Code of Washington (the “Act”).

ARTICLE I

SHAREHOLDERS

1.1  Annual Meeting.  The annual meeting of the shareholders of the corporation for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held each year at a place, day, and time to be set by the board of directors of the corporation (the “Board of Directors”).

1.2  Special Meetings.  Special meetings of the shareholders for any purpose or purposes may be called at any time only by the Board of Directors, the Chairman of the Board (if one be appointed) or the President. Special meetings may not be called by any other person or persons.

1.3  Notice of Meeting.  Except as otherwise provided below, the Secretary, Assistant Secretary, or any transfer agent of the corporation shall give, in any manner permitted by law, not less than ten (10) nor more than sixty (60) days before the date of any meeting of shareholders, written notice stating the place, day, and time of the meeting to each shareholder of record entitled to vote at such meeting.

1.3.1  Notice of Special Meeting.  In the case of a special meeting, the written notice shall also state with reasonable clarity the purpose or purposes for which the meeting is called and the general nature of the business proposed to be transacted at the meeting. No business other than that within the purpose or purposes specified in the notice may be transacted at a special meeting.

1.3.2  Proposed Articles of Amendment, Merger, Exchange, Sale, Lease or Disposition.  If the business to be conducted at any meeting includes any proposed amendment to the Articles of Incorporation or any proposed merger or exchange of shares, or any proposed sale, lease, exchange, or other disposition of all or substantially all of the property and assets of the corporation not in the usual or regular course of its business, then the written notice shall state that the purpose or one of the purposes is to consider the proposed action and shall describe the proposed action with reasonable clarity, and shall be accompanied by a copy of the proposed amendment or plan. Written notice of such meeting shall be given to each shareholder of record, whether or not entitled to vote at such meeting, not less than twenty (20) days before such meeting, in the manner provided in Section 1.3 above.

1.3.3  Proposed Dissolution.  If the business to be conducted at any meeting includes the proposed voluntary dissolution of the corporation, then the written notice shall state that the purpose or one of the purposes is to consider the advisability thereof. Written notice of such meeting shall be given to each shareholder of record, whether or not entitled to vote at such meeting, not less than twenty (20) days before such meeting, in the manner provided in Section 1.3 above.

1.3.4  Declaration of Mailing.  A declaration of the mailing or other means of giving any notice of any shareholders’ meeting, executed by the Secretary, Assistant Secretary, or any transfer or other agent of the corporation giving the notice, shall be prima facie evidence of the giving of such notice.

1.3.5  Waiver of Notice.  A shareholder may waive notice of any meeting at any time, either before or after such meeting. Except as provided below, the waiver must be in writing, be signed by the shareholder entitled to the notice, and be delivered to the corporation for inclusion in the minutes or filing with the corporate records. A shareholder’s attendance at a meeting in person or by proxy waives objection to lack of notice or defective notice of the meeting unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting on the ground that the meeting is not lawfully called or convened. In the case of a special meeting, or an annual meeting at which fundamental corporate changes are considered, a shareholder waives objection to consideration of a particular matter that is not within the purpose or purposes described in the meeting notice unless the shareholder objects to considering the matter when it is presented.

1.4  Quorum; Vote Requirement.  A quorum shall exist at any meeting of shareholders if a majority of the votes entitled to be cast is represented in person or by proxy. Once a share is represented for any purpose at a meeting other than solely to object to holding the meeting or transacting business at the meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for that adjourned meeting. Subject to the foregoing, the determination of the voting groups entitled to vote (as required by law), and the quorum and voting requirements applicable thereto, must be made separately for each matter being considered at a meeting. In the case of any meeting of shareholders that is adjourned more than once because of the failure of a quorum to attend, those who attend the third convening of such meeting, although less than a quorum, shall nevertheless constitute a quorum for the purpose of electing directors, provided that the percentage of shares represented at the third convening of such meeting shall not be less than one-third of the shares entitled to vote.

If a quorum exists, action on a matter (other than the election of directors) is approved by a voting group if the votes cast within the voting group favoring the action exceed the votes cast within the voting group opposing the action unless a greater number of affirmative votes is required by law, contract or by the Articles of Incorporation.

1.5  Adjourned Meetings.  An adjournment or adjournments of any shareholders’ meeting, whether by reason of the failure of a quorum to attend or otherwise, may be taken to such date, time, and place as the chairman of the meeting may determine without new notice being given if the date, time, and place are announced at the meeting at which the adjournment is taken. However, if the adjournment is for more than one hundred twenty (120) days from the date set for the original meeting, a new record date for the adjourned meeting shall be fixed and a new notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the adjourned meeting, in accordance with the provisions of Section 1.3 of these Bylaws. At any adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. Any meeting at which directors are to be elected shall be adjourned only from day to day until such directors are elected.

1.6  Fixing Record Date.  For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders (or, subject to Section 1.5 above, any adjournment thereof), the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than seventy (70) days prior to the meeting. If no such record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, then the day before the first notice is delivered to shareholders shall be the record date for such determination of shareholders. If no notice is given because all shareholders entitled to notice have waived notice, then the record date for the determination of shareholders entitled to notice of or to vote at a meeting shall be the date on which the last such waiver of notice was obtained. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof, except as provided in Section 1.5 of these Bylaws.

1.7  Organization of Meetings.  Meetings of the shareholders shall be presided over by the President, but if the President is not present, then by a chairman to be chosen by the President or the Board of Directors. Such person shall have absolute authority over all matters of procedure for any meeting or any part thereof. In the absence of the Secretary of the corporation, the secretary of the meeting shall be such person as the chairman appoints.

1.8  Proxies.  At all meetings of shareholders, a shareholder may vote by proxy executed in writing by the shareholder or by his duly authorized attorney in fact. Such proxy shall be filed with the Secretary of the corporation or other officer of the corporation or agent authorized to tabulate votes before or at the time of the meeting. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in such proxy. Any proxy regular on its face shall be presumed to be valid.

1.9  Action of Shareholders by Communication Equipment.  Shareholders may participate in a meeting of shareholders by means of a conference telephone or similar communication equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

1.10  List of Shareholders.  At least ten (10) days before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting, or any adjournment thereof, shall be made. Such list shall be arranged in alphabetical order with the address of and number of shares held by each shareholder. Such record shall be kept on file at the principal office of the corporation for a period of ten (10) days prior to such meeting. The record shall be produced and kept open at the time and place of such meeting for the inspection of any shareholder. Failure to comply with the requirements of this section shall not affect the validity of any action taken at such meeting.

1.11  Notice of Shareholder Business to be Conducted at the Annual Meeting of Shareholders; Advance Notice Procedures.  In order for a shareholder properly to bring any item of business before an annual meeting of shareholders (whether or not the shareholder proponent desires that the proposal be included in the proxy statement and form of proxy for a shareholders’ meeting), such shareholder must give timely notice thereof in proper written form to the Secretary of the corporation. This Section 1.11 shall constitute an “advance notice provision” for purposes of Rule 14a-4(c)(l), promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as such rule may be amended from time to time.

1.11.1  Timely Notice.  To be timely, a shareholder’s notice to the Secretary must be delivered to the principal executive offices of the corporation not less than one hundred twenty (120) days prior to the anniversary of the date of the corporation’s proxy statement released to shareholders in connection with the previous year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is not within thirty (30) days before or after the date of the immediately preceding annual meeting of shareholders, notice by the shareholder must be received no later than the close of business on the tenth (10th) day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs.

1.11.2  Proper Form.  To be in proper form, a shareholder’s notice to the Secretary must set forth as to each matter such shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of such proposing shareholder; (iii) the class or series and number of shares of capital stock of the corporation that are owned beneficially or of record by such shareholder; (iv) a description of all arrangements or understandings between such shareholder and any other person or persons (including their names) in connection with the proposal of such business by such shareholder and any material interest of such shareholder in such business; (v) any other information that is required to be provided by the shareholder pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder in his capacity as a proponent of a shareholder proposal; and (vi) a representation that such shareholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting. Notwithstanding the foregoing, in order to include information with respect to a shareholder proposal in the proxy statement and form of proxy for a shareholders’ meeting, the shareholder must provide notice as required by the rules and regulations under the Exchange Act. Notwithstanding anything else in the bylaws to the contrary, no shareholder business shall be conducted at any annual meeting except in accordance with the procedures set forth in this Section 1.11. The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly bought before the meeting and in accordance with the provisions of this subsection 1.11.2, and, if he should so determine, he shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

1.11.3  Nominations for Directors.  Nominations of candidates for election as directors at an annual meeting of shareholders may only be made (i) by, or at the direction of, the Board of Directors or (ii) by any shareholder of the corporation who is entitled to vote at the meeting and who complies with the procedures set forth in the remainder of this Section 1.11.

1.11.4  Director Nomination Procedures.  A shareholder intending to nominate one or more persons for election as a director at an annual meeting must comply with the notice provisions set forth in Section 1.11.1 and Section 1.11.2 hereof (as such provisions may be amended from time to time) for such nomination or nominations to be properly brought before such meeting. In addition, for a nomination to be made properly by a shareholder, the notice to the Secretary of the corporation must set forth: (i) as to each person whom the shareholder proposes to nominate for election as a director (A) the name, age, business address and residence address of the person being nominated, (B) the principal occupation or employment of the person being nominated, (C) the class or series and number of shares of capital stock of the corporation that are owned beneficially or of record by the person being nominated, and (D) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (ii) as to the shareholder giving the notice, any information (in addition to the information required pursuant to Section 1.11.1 and Section 1.11.2 hereof) relating to such shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

1.11.5  Board of Directors or Committee Review of Director Nominees.  The Board of Directors, or a designated committee thereof, may reject any shareholder’s nomination of one or more candidates for election as directors if the nomination is not made pursuant to a shareholder’s notice timely given in accordance with the terms of Section 1.11.1. If the Board of Directors, or a designated committee thereof, determines that the information provided in a shareholder’s notice does not satisfy the requirements of Section 1.11.4 in any material respect, the Secretary of the corporation shall notify the shareholder of the deficiency in the notice. The shareholder shall have an opportunity to cure the deficiency by providing additional information to the Secretary within such period of time, not to exceed five (5) days from the date such deficiency notice is given to the shareholder, as the Board of Directors or such committee shall reasonably determine. If the deficiency is not cured within such period, or if the Board of Directors or such committee determines that the additional information provided by the shareholder, together with information previously provided, does not satisfy the requirements of Section 1.11.4 in any material respect, then the Board of Directors or such committee may reject the shareholder’s notice.

ARTICLE II

BOARD OF DIRECTORS

2.1  Responsibility of Board of Directors.  The business and affairs and property of the corporation shall be managed under the direction of a Board of Directors. A director shall discharge the duties of a director, including duties as a member of a committee, in good faith, with the care an ordinarily prudent person in a like position would exercise under similar circumstances, and in a manner the director reasonably believes to be in the best interests of the corporation. In discharging the duties of a director, a director is entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (a) one or more officers of employees of the corporation whom the director reasonably believes to be reliable and competent in the matters presented; (b) legal counsel, public accountants, or other persons as to matters the director reasonably believes are within the person’s professional or expert competence; or (c) a committee of the Board of Directors of which the director is not a member, if the director reasonably believes the committee merits confidence. A director is not acting in good faith if the director has knowledge concerning the matter in question that makes reliance otherwise permitted above unwarranted. The creation of, delegation of authority to, or action by a committee does not alone constitute compliance by a director with the standards of conduct imposed by law upon directors. A director is not liable for any action taken as a director, or any failure to take any action, if the director performed the duties of the director’s office in compliance with this section.

2.2  Number; Election.

2.2.1  Number of Directors.  The authorized number of directors of the corporation will be determined from time to time by resolution of the Board of Directors. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires. No director need be a shareholder of the corporation or a resident of Washington. Each director must be at least eighteen (18) years of age.

2.2.2  Election and Term of Office.  At each annual meeting of shareholders, the shareholders shall elect directors. Each director shall hold office until the next succeeding annual meeting or, in the case of staggered terms as permitted by RCW 23B.08.060, for the term for which he or she is elected, and in each case until his or her successor shall have been elected and qualified.

2.3  Vacancies.  Except as otherwise provided by law, any vacancy occurring in the Board of Directors (whether caused by resignation, death or otherwise) may be filled by the affirmative vote of a majority of the directors present at a meeting of the Board of Directors at which a quorum is present, or, if the directors in office constitute less than a quorum, by the affirmative vote of a majority of all of the directors in office. Notice shall be given to all of the remaining directors that such vacancy will be filled at the meeting. A director elected to fill any vacancy shall hold office until the next meeting of shareholders at which directors are elected, and until his successor shall have been elected and qualified.

2.4  Quorum.

2.4.1  Board of Directors Meetings.  Except in particular situations where a lesser number is expressly permitted by law, and unless a greater number is required by the Articles of Incorporation, a majority of the number of directors fixed in accordance with these Bylaws shall constitute a quorum for the transaction of business, and the affirmative vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. If the number of directors in office at any time is less than the number fixed in accordance with these Bylaws, then a quorum shall consist of a majority of the number of directors in office; provided that in no event shall a quorum consist of fewer than one-third of the number specified in or fixed in accordance with these Bylaws.

2.4.2  Initial Quorum.  Directors at a meeting of the Board of Directors at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, provided such withdrawal does not reduce the number of directors attending the meeting below the level of a quorum.

2.4.3  Adjournment.  A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting of the Board of Directors to another time and place. If the meeting is adjourned for more than forty-eight (48) hours, then notice of the time and place of the adjourned meeting shall be given before the adjourned meeting takes place, in the manner specified in Section 2.10 of these Bylaws, to the directors who were not present at the time of the adjournment.

2.5  Removal of Directors.  One or more members of the Board of Directors (including the entire Board) may be removed, with or without cause, at a meeting of shareholders. A director (or the entire Board) may be removed if the number of votes cast in favor of removing such director (or the entire Board) exceeds the number of votes cast against removal.

2.6  Resignation.  A director may resign at any time by delivering written notice to the Board of Directors, its Chairman, the President, or the Secretary. A resignation is effective when the notice is delivered unless the notice specifies a later effective date.

2.7  Annual Meeting.  The first meeting of each newly elected Board of Directors shall be known as the annual meeting thereof and shall be held without notice immediately after the annual shareholders’ meeting or any special shareholders’ meeting at which the Board of Directors is elected. Such meeting shall be held at the same place as such shareholders’ meeting unless some other place shall be specified by resolution of the shareholders.

2.8  Regular Meetings.

2.8.1  Regular Meetings.  Regular meetings of the Board of Directors may be held at such place, day, and time as shall from time to time be fixed by resolution of the Board without notice other than the delivery of such notice as provided in Section 2.10 below.

2.8.2  Regular Committee Meetings.  Regular meetings of any committee designated by the Board of Directors may be held at the principal place of business of the corporation or at such other place or places, either within or without the state of Washington as such committee may from time to time designate. The schedule for meetings of any committee shall be set by said committee.

2.9  Special Meetings.

2.9.1  Special Meetings.  Special meetings of the Board of Directors may be called by the President or the Chairman of the Board or any two (2) or more directors, to be held at such place, day, and time as specified by the person or persons calling the meeting.

2.9.2  Special Committee Meetings.  Special meetings of any committee may be called at any time by such person or persons and with such notice as shall be specified for such committee by the Board of Directors, or in the absence of such specification, in the manner and with the notice required for special meetings of the Board of Directors.

2.10  Notice of Meeting.

2.10.1  Notice of Meeting.  Notice of the place, day, and time of any meeting of the Board of Directors for which notice is required shall be given, at least two (2) days preceding the day on which the meeting is to be held, by the Secretary or an Assistant Secretary, or by the person calling the meeting, in any manner permitted by law, including orally. Any oral notice given by personal communication over the telephone or otherwise may be communicated either to the director or to a person at the office of the director who, the person giving the notice has reason to believe, will promptly communicate it to the director.

2.10.2  No Notice Required.  No notice of any regular meeting need be given if the place, day, and time thereof have been fixed by resolution of the Board of Directors.

2.10.3  Waiver by Writing or Electronically Transmitted Record.  Notice of a meeting of the Board of Directors need not be given to any director if it is waived by the director in writing or electronically transmitted record (as contemplated in RCW 23B.08.230), whether before or after such meeting is held. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting unless required by law, the Articles of Incorporation, or these Bylaws.

2.10.4  Waiver of Notice.  A director’s attendance at or participation in a meeting shall constitute a waiver of notice of such meeting except when a director attends or participates in a meeting for the express purpose of objecting on legal grounds prior to or at the beginning of the meeting (or promptly upon the director’s arrival) to the holding of the meeting or the transaction of any business and does not thereafter vote for or assent to action taken at the meeting. Any meeting of the Board of Directors shall be a legal meeting without any notice thereof having been given if all of the directors have received valid notice thereof, are present without objecting, or waive notice thereof, or any combination thereof.

2.10.5  Dissent by Directors.  Any director who is present at any meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless the director objects at the beginning of the meeting (or promptly upon the director’s arrival) to the holding of, or the transaction of business at, the meeting; or unless the director’s dissent or abstention shall be entered in the minutes of the meeting; or unless the director delivers written notice of the director’s dissent or abstention to the presiding officer of the meeting before the adjournment thereof or to the corporation within a reasonable time after the adjournment of the meeting. Such right to dissent or abstention shall not be available to any director who votes in favor of such action.

2.11  Committees.  The Board of Directors may, in its discretion, by resolution passed by a majority of the whole Board of Directors, appoint various committees consisting of two (2) or more members, including an Executive Committee, which shall have and may exercise such powers as shall be conferred or authorized by the resolution appointing such committee. A majority of any such committee, composed of more than two (2) members, may determine its action and fix the time and place of its meetings, unless the Board of Directors shall otherwise provide. The Board of Directors shall have the power at any time to change the members of any such committee, to fill vacancies, and to discharge any such committee. Committees of directors may exercise the authority of the Board of Directors to the extent specified by such resolution or in the Articles of Incorporation or these Bylaws. However, no committee shall:

(a) authorize or approve a distribution (as defined in RCW 23B.01.400) except according to a general formula or method prescribed by the Board of Directors;

(b) approve or propose to shareholders action that by law is required to be approved by shareholders;

(c) fill vacancies on the Board of Directors or on any of its committees;

(d) amend the Articles of Incorporation;

(e) adopt, amend, or repeal Bylaws;

(f) approve a plan of merger not requiring shareholder approval; or

(g) authorize or approve the issuance or sale or contract for sale of shares, or determine the designation and relative rights, preferences, and limitations of a class or series of shares, except that the Board of Directors may authorize a committee of directors (or a senior executive officer of the corporation) to do so within limits specifically prescribed by the Board of Directors.

2.12  Action by Directors Without a Meeting.  Any action required or which might be taken at a meeting of the Board of Directors or of a committee thereof may be taken without a meeting if a consent in writing, setting forth the action so taken or to be taken, shall be signed by all of the directors, or all of the members of the committee, as the case may be. Such consent shall be filed in the corporation’s minute book, or with the records of the committee so acting. Such consent shall have the same effect as a meeting vote. Action taken under this section is effective when the last director signs the consent, unless the consent specifies a later effective date.

2.13  Meeting by Telephone.  Members of the Board of Directors or any committee designated by the Bylaws or appointed by the Board of Directors may participate in a meeting of the Board of Directors or committee by means of a conference telephone or similar electronic or other communications equipment by means of which all persons participating in the meeting can hear each other at the same time, and participation by such means shall constitute presence in person at a meeting.

2.14  Compensation.  By resolution of the Board of Directors or a committee thereof, or as otherwise permitted by applicable law, rule or regulation, the directors may be paid their expenses, if any, and may be paid a fixed sum, stated salary or other compensation as a director, for attendance at each meeting of the Board of Directors and any committee meeting thereof. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefore.

ARTICLE III

OFFICERS

3.1  Appointment.  The officers of the corporation shall be appointed annually by the Board of Directors at its annual meeting held after the annual meeting of the shareholders. If the appointment of officers is not held at such meeting, such appointment shall be held as soon thereafter as a Board of Directors meeting conveniently may be held. Except in the case of death, resignation, or removal, each officer shall hold office until the next annual meeting of the Board of Directors and until his successor is appointed and qualified.

3.2  Qualification.  None of the officers of the corporation need be a director, except as specified below. Any two or more of the corporate offices may be held by the same person.

3.3  Officers Enumerated.  Except as otherwise provided by resolution of the Board of Directors, the officers of the corporation and their respective powers and duties shall be as follows:

3.3.1  Chairman of the Board.  The Chairman of the Board (if such an officer be appointed) shall be a director and shall perform such duties as shall be assigned to him or her by the Board of Directors and in any employment agreement. The Chairman shall preside at all meetings of the shareholders and at all meetings of the Board of Directors at which he or she is present. The Chairman may sign deeds, mortgages, bonds, contracts, and other instruments, except when the signing thereof has been expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the corporation or is otherwise required by law to be signed by some other officer or in some other manner. If the President dies or becomes unable to act, the Chairman shall perform the duties of the President, except as may be limited by resolution of the Board of Directors, with all the powers of and subject to all the restrictions upon the President.

3.3.2  President.  Subject to such supervisory powers as may be given by the Board of Directors to the Chairman of the Board (if such an officer be appointed), the President shall be the chief executive officer of the corporation unless some other officer is so designated by the Board of Directors and, subject to the control of the Board of Directors and the Executive Committee (if one be established), shall supervise and control all of the assets, business, and affairs of the corporation. The President may sign certificates for shares of the corporation, deeds, mortgages, bonds, contracts, and other instruments, except when the signing thereof has been expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the corporation or is otherwise required by law to be signed by some other officer or in some other manner. The President shall vote the shares owned by the corporation in other corporations, domestic or foreign, unless otherwise prescribed by law or resolution of the Board of Directors. In general, the President shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time. In the absence of the Chairman of the Board, the President, if a director, shall preside over all meetings of the shareholders and, when present, over all meetings of the Board of Directors. The President shall have the authority to appoint one or more Assistant Secretaries and Assistant Treasurers, as he or she deems necessary.

3.3.3  Vice Presidents.  If no Chairman of the Board has been appointed, in the absence or disability of the President, the Vice Presidents, if any, in order of their rank as fixed by the Board of Directors or, if not ranked, a Vice President designated by the Board of Directors shall perform all the duties of the President and when so acting shall have all the powers of, and be subject to all the restrictions upon, the President; provided that no such Vice President shall assume the authority to preside as Chairman of meetings of the Board of Directors unless such Vice President is a member of the Board of Directors. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be respectively prescribed for them by the Board of Directors, these Bylaws, the President, or the Chairman of the Board (if one be appointed).

3.3.4  Secretary.  The Secretary shall:

(a) have responsibility for preparing minutes of meetings of the shareholders and the Board of Directors and for authenticating records of the corporation;

(b) see that all notices are duly given in accordance with the provisions of Sections 1.3, 1.5, 2.8, 2.9 and 2.10 of these Bylaws and as required by law;

(c) be custodian of the corporate records and seal of the corporation, if one be adopted;

(d) keep a register of the post office address of each shareholder and director;

(e) attest certificates for shares of the corporation;

(f) have general charge of the stock transfer books of the corporation;

(g) when required by law or authorized by resolution of the Board of Directors, sign with the President, or other officer authorized by the President or the Board of Directors, deeds, mortgages, bonds, contracts, and other instruments; and

(h) in general, perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned by the President or the Board of Directors.

In the absence of the Secretary, an Assistant Secretary may perform the duties of the Secretary.

3.3.5  Treasurer.  If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the Board of Directors shall determine. The Treasurer shall:

(a) have charge and custody of and be responsible for all funds and securities of the corporation;

(b) receive and give receipts for moneys due and payable to the corporation from any source whatsoever and deposit all such moneys in the name of the corporation in banks, trust companies, or other depositories selected in accordance with the provisions of these Bylaws; and

(c) in general, perform all of the duties incident to the office of Treasurer and such other duties as from time to time may be assigned by the President or the Board of Directors.

In the absence of the Treasurer, an Assistant Treasurer may perform the duties of the Treasurer.

3.4  Delegation.   In case of the absence or inability to act of any officer of the corporation and of each person herein authorized to act in his place, the Board of Directors may from time to time delegate the powers and duties of such officer to any other officer or other person whom it may select.

3.5  Resignation.  Any officer may resign at any time by delivering notice to the corporation. Any such resignation shall take effect at the time the notice is delivered unless the notice specifies a later effective date. Unless otherwise specified therein, acceptance of such resignation by the corporation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

3.6  Removal.  Any officer or agent may be removed by the Board of Directors with or without cause. An officer empowered to appoint another officer or assistant officer also has the power with or without cause to remove any officer he or she would have the power to appoint whenever in his or her judgment the best interests of the corporation would be served thereby. The removal of an officer or agent shall be without prejudice to the contract rights, if any, of the corporation or the person so removed. Appointment of an officer or agent shall not of itself create contract rights.

3.7  Vacancies.  A vacancy in any office because of death, resignation, removal, disqualification, creation of a new office, or any other cause may be filled by the Board of Directors for the unexpired portion of the term or for a new term established by the Board of Directors.

3.8  Other Officers and Agents.  One or more Vice Presidents and such other officers and assistant officers as may be deemed necessary or advisable may be appointed by the Board of Directors or, to the extent provided in Section 3.3.2 above, by the President. Such other officers and assistant officers shall hold office for such periods, have such authorities, and perform such duties as are provided in these Bylaws or as may be provided by resolution of the Board of Directors. Any officer may be assigned by the Board of Directors any additional title that the Board of Directors deems appropriate. The Board of Directors may delegate to any officer or agent the power to appoint any such assistant officers or agents and to prescribe their respective terms of office, authorities, and duties.

3.9  Compensation.  Compensation, if any, for officers and other agents and employees of the corporation shall be determined by the Board of Directors or a committee thereof, pursuant to applicable law, rule or regulation, or by the President to the extent such authority may be delegated to him or her by the Board of Directors and applicable law, rule or regulation. No officer shall be prevented from receiving compensation in such capacity by reason of the fact that he or she is also a director of the corporation.

3.10  General Standards for Officers.  Officers with discretionary authority shall discharge their duties under that authority in accordance with the same standards of conduct applicable to directors as specified in Section 2.1 above (except for subsection (c) thereof).

ARTICLE IV

CONTRACTS, CHECKS AND DRAFTS

4.1  Contracts.  The Board of Directors may authorize any officer or officers or agent or agents to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation. Such authority may be general or confined to specific instances.

Subject to the limitations set forth in RCW 23B.08.700 through 23B.08.730 and 23B.19.040, to the extent applicable:

(a) The corporation may enter into contracts and otherwise transact business as vendor, purchaser, lender, borrower, or otherwise with its directors and shareholders and with corporations, associations, firms, and entities in which they are or may be or become interested as directors, officers, shareholders, members, or otherwise.

(b) Any such contract or transaction shall not be affected or invalidated or give rise to liability by reason of the director’s or shareholder’s having an interest in the contract or transaction.

4.2  Checks, Drafts, Etc.  All checks, drafts, and other orders for the payment of money, notes, and other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers or agent or agents of the corporation and in such manner as may be determined from time to time by resolution of the Board of Directors.

4.3  Deposits.  All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies, or other depositories as the Treasurer, subject to the direction of the Board of Directors, may select.

ARTICLE V

STOCK

5.1  Issuance of Shares.  No shares of the corporation shall be issued unless authorized by the Board of Directors, which authorization shall include the maximum number of shares to be issued, the consideration to be received for each share, and, if the consideration is in a form other than cash, the determination of the value of the consideration.

5.2  Certificates of Stock.  All shares of the corporation shall be represented in certificated or uncertificated form, not inconsistent with the Articles of Incorporation, as the Board of Directors may from time to time prescribe. Certificates of stock shall be issued in numerical order, and each shareholder shall be entitled to a certificate signed by the President or a Vice President, attested to by the Secretary or an Assistant Secretary, and sealed with the corporate seal, if any. If any certificate is manually signed by a transfer agent or a transfer clerk and by a registrar, the signatures of the President, Vice President, Secretary or Assistant Secretary upon that certificate may be facsimiles that are engraved or printed. If any person who has signed or whose facsimile signature has been placed on a certificate no longer is an officer when the certificate is issued, the certificate may nevertheless be issued with the same effect as if the person were still an officer at the time of its issue. Every certificate of stock shall state:

(a) The state of incorporation;

(b) The name of the registered holder of the shares represented thereby;

(c) The number and class of shares, and the designation of the series, if any, which such certificate represents;

(d) If the corporation is authorized to issue different classes of shares or different series within a class, either a summary of (on the face or back of the certificate), or a statement that the corporation will furnish to any shareholder upon written request and without charge a summary of, the designations, relative rights, preferences, and limitations applicable to each class and the variations in rights, preferences and limitations determined for each series, and the authority of the Board of Directors to determine variations for future series; and

(e) If the shares are subject to transfer or other restrictions under applicable securities laws or contracts with the corporation, either a complete description of or a reference to the existence and general nature of such restrictions on the face or back of the certificate.

5.3  Stock Records.  The corporation or its agent shall maintain at the registered office or principal office of the corporation, or at the office of the transfer agent or registrar of the corporation, if one be designated by the Board of Directors, a record of its shareholders, in a form that permits preparation of a list of the names and addresses of all shareholders in alphabetical order by class of shares showing the number and class of shares held by each. The person in whose name shares stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes.

5.4  Restrictions on Transfer.  The Board of Directors shall have the authority to issue shares of the capital stock of this corporation and the certificates therefor subject to such transfer restrictions and other limitations as it may deem necessary to promote compliance with applicable federal and state securities laws, and to regulate the transfer thereof in such manner as may be calculated to promote such compliance or to further any other reasonable purpose.

5.5  Transfers.  Shares of stock may be transferred by delivery of the certificates therefor, accompanied by:

(a) an assignment in writing on the back of the certificate, or an assignment separate from certificate, or a written power of attorney to sell, assign, and transfer the same, signed by the record holder of the certificate; and

(b) such additional documents, instruments, and other items of evidence as may be reasonably necessary to satisfy the requirements of any transfer restrictions applicable to such shares, whether arising under applicable securities or other laws, or by contract, or otherwise.

Except as otherwise specifically provided in these Bylaws, no shares of stock shall be transferred on the books of the corporation until the outstanding certificate therefor has been surrendered to the corporation. All certificates surrendered to the corporation for transfer shall be canceled, and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that, in case of a lost, destroyed, or mutilated certificate, a new one may be issued therefor upon such terms (including indemnity to the corporation) as the Board of Directors may prescribe.

ARTICLE VI

RECORDS OF CORPORATE MEETINGS

The corporation shall keep, as permanent records, minutes of all meetings of its shareholders and Board of Directors, including committee minutes, a record of all actions taken by the shareholders or Board of Directors without a meeting, and a record of all actions taken by a committee of the Board of Directors exercising the authority of the Board of Directors on behalf of the corporation. The corporation shall keep at its principal office a copy of the minutes of all shareholders’ meetings that have occurred, and records of all action taken by shareholders without a meeting, within the past three (3) years. Any person dealing with the corporation may rely upon a copy of any of the records of the proceedings, resolutions, or votes of the Board or shareholders when certified by the President or Secretary.

ARTICLE VII

FINANCIAL MATTERS

The corporation shall maintain appropriate accounting records at its principal office and shall prepare the annual financial statements required by RCW 23B.16.200. Except to the extent otherwise expressly determined by the Board of Directors or otherwise required by law, the accounting records of the corporation shall be kept and prepared in accordance with generally accepted accounting principles applied on a consistent basis from period to period. The fiscal year of the corporation shall be the calendar year unless otherwise expressly determined by the Board of Directors.

ARTICLE VIII

CORPORATE SEAL

The Board of Directors may adopt a corporate seal for the corporation in such form and with such inscription as the Board of Directors may determine. The application or failure to apply such seal to any document or instrument will have no effect upon the validity or invalidity of such document or instrument under otherwise applicable principles of law.

ARTICLE IX

MISCELLANY

9.1  Communications by Facsimile.  Without limiting the manner by which notice may otherwise validly be given in accordance with the Act, whenever these Bylaws require notice, consent, or other communication to be delivered for any purpose, transmission by phone, wire, wireless equipment or electronic mail which transmits a facsimile of such communication shall constitute sufficient delivery for such purpose. Such communication shall be deemed to have been received by or in the possession of the addressee upon completion of the transmission.

9.2  Inspector of Elections.  Before any annual meeting of shareholders, the Board of Directors may appoint an inspector of elections to act at the meeting and any adjournment thereof. If no inspector of elections is so appointed by the Board, then the chairman of the meeting may appoint an inspector of elections to act at the meeting. If any person appointed as inspector fails to appear or fails or refuses to act, then the chairman of the meeting may, and upon the request of any shareholder or a shareholder’s proxy shall, appoint a person to fill that vacancy.

Such inspector of elections shall:

(a) determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and, with the advice of legal counsel to the corporation, the authenticity, validity, and effect of proxies pursuant to RCW 238.07.220 and 23B.07.240 and any procedure adopted by the Board of Directors pursuant to RCW 23B.07.230;

(b) receive votes, ballots, or consents;

(c) hear and determine all challenges and questions in any way arising in connection with the right to vote;

(d) count and tabulate all votes or consents;

(e) determine the result; and

(f) do any other acts that may be proper to conduct the election or vote with fairness to all shareholders.

9.3  Construction.  Within these Bylaws, words of any gender shall be construed to include any other gender, and words in the singular or plural number shall be construed to include the plural or singular, respectively, unless the context otherwise requires.

9.4  Severability.  If any provision of these Bylaws or any application thereof shall be invalid, unenforceable, or contrary to applicable law, the remainder of these Bylaws, and the application of such provisions to individuals or circumstances other than those as to which it is held invalid, unenforceable, or contrary to applicable law, shall not be affected thereby.

ARTICLE X

AMENDMENT OF BYLAWS

Subject to the requirements of RCW 23B.10.210 relating to supermajority quorum provisions for the Board of Directors, the Bylaws of the corporation may be amended or repealed, or new Bylaws may be adopted, by: (a) the shareholders, even though the Bylaws may also be amended or repealed, or new Bylaws may also be adopted, by the Board of Directors; or (b) subject to the power of the shareholders of the corporation to change or repeal the Bylaws, the Board of Directors, unless such power is reserved, by the Articles of Incorporation or by law, exclusively to the shareholders in whole or in part or unless the shareholders, in amending or repealing a particular bylaw, provide expressly that the Board of Directors may not amend or repeal that bylaw. Any officer of the corporation may authenticate a restatement of the Bylaws and all amendments thereto adopted in the manner provided above.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS ON
SEPTEMBER 9, 2008
The undersigned hereby appoint(s) John R. Wall and Marvin A. Mall, and each of them, as proxies, with full power of substitution, to represent and vote as designated all shares of common stock of Innuity, Inc. held of record by the undersigned on August 5, 2008, at the Annual Meeting of Shareholders of Innuity, Inc. to be held at the Columbia Center located at 701 Fifth Avenue, Suite 7000, Mihaila Conference Room, Seattle, Washington 98104, beginning at 10:00 a.m., local time, on Tuesday, September 9, 2008, with authority to vote upon the matters listed below and with discretionary authority as to any other matters that may properly come before the meeting or any adjournment or postponement thereof.
(IMPORTANT— PLEASE DATE AND SIGN ON THE OTHER SIDE)

ANNUAL MEETING OF SHAREHOLDERS
INNUITY, INC.
SEPTEMBER 9, 2008
SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER
IN THE SPACE PROVIDED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED
“FOR” ITEMS 1, 2, 3, 4 AND 5.
The Board of Directors recommends a vote “FOR” Items 1, 2, 3, 4 and 5.

(continued from other side)

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.
PROPOSAL NO. 1
A vote FOR the following proposal is recommended by the Board of Directors:
         Election of Directors. To elect six directors to hold office until the 2009 annual meeting of shareholders and until their respective successors are duly elected and qualified:

☐	FOR all nominees listed below (except as marked to the contrary below).	☐	WITHHOLD AUTHORITY to vote for all nominees listed below.	☐	ABSTAIN from voting for all of the nominees listed below.
(INSTRUCTION: To withhold authority to vote for any individual nominee or abstain from voting for any individual nominee, strike a line through that nominee’s name in the list below.)
John R. Wall
John R. Dennis
Marvin A. Mall
Keith A. Cannon
Harold H. Kawaguchi
Greg M. Stevenson
PROPOSAL NO. 2
A vote FOR the following proposal is recommended by the Board of Directors:
Reincorporation. To approve our reincorporation from Utah to Washington:

☐	FOR the reincorporation from Utah to Washington	☐	AGAINST the reincorporation from Utah to Washington	☐	ABSTAIN from voting on the reincorporation from Utah to Washington
PROPOSAL NO. 3
A vote FOR the following proposal is recommended by the Board of Directors:

2

        Approval of Amendment to the Option Plan. To approve the amendment to the Innuity, Inc. Amended and Restated 1999 Stock Option Plan to increase the number of shares of common stock available for issuance:

☐	FOR the approval of the amendment to the stock option plan.	☐	AGAINST the approval of the amendment to the stock option plan	☐	ABSTAIN from voting on the amendment to the stock option plan
PROPOSAL NO. 5
A vote FOR the following proposal is recommended by the Board of Directors:
         Ratification of Independent Auditors. To ratify the appointment Hansen, Barnett & Maxwell, P.C. as our independent auditors for the fiscal year ending December 31, 2008:

☐	FOR the ratification of the appointment of Hansen, Barnett & Maxwell, P.C.	☐	AGAINST the ratification of the appointment of Hansen, Barnett & Maxwell, P.C.	☐	ABSTAIN from voting on the ratification of the appointment of Hansen, Barnett & Maxwell, P.C.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT	☐	MARK HERE IF YOU PLAN TO ATTEND THE MEETING	☐

Please sign here. If shares of stock are held jointly, both or all of such persons should sign. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized person.
Persons signing in a fiduciary capacity should indicate their full titles in such capacity.
Signature:	Date:

Signature:	Date:

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